Exhibit 10.1




                                 28 March, 2003

                       AMENDMENT AND RESTATEMENT AGREEMENT

                                 relating to an



                           ASSET BACKED LOAN AGREEMENT

                                     between


                                 ROCHFORD, INC.
                                   as Borrower

                                       and

                                IKON CAPITAL PLC
                           as Originator and Servicer

                                       and

                       PARK AVENUE RECEIVABLES CORPORATION
                                as Conduit Lender

                                       and

                                CERTAIN APA BANKS

                                       and

                               JPMORGAN CHASE BANK
                                as Funding Agent




                             WEIL, GOTSHAL & MANGES

                         ONE SOUTH PLACE LONDON EC2M 2WG
                                  020 7903 1000
                                  WWW.WEIL.COM

THIS AMENDMENT AND RESTATEMENT AGREEMENT is made on the 28th day of March 2003.

BETWEEN:

(1) ROCHFORD, INC. (the "Borrower");

(2) IKON CAPITAL PLC (the "Originator" and "Servicer");

(3) PARK AVENUE RECEIVABLES CORPORATION (the "Conduit Lender");

(4) CERTAIN APA BANKS; and

(5) JPMORGAN CHASE BANK (the "Funding Agent").

WHEREAS:

(A) The Borrower, the Originator, the Servicer, the Conduit Lender, certain APA Banks and the Funding Agent are parties to an Asset Backed Loan Agreement dated 30 March 2001 (the "Agreement").

(B) The parties hereto have agreed to amend and restate the Agreement in the manner set out herein.

IT IS AGREED as follows:

1        INTERPRETATION

In these presents:

1.1      "Effective Date" means 28 March, 2003.

1.2 Words and expressions used herein shall bear the same meaning as in the Agreement unless otherwise defined herein.

1.3 Clause headings are for ease of reference only and do not form part of these presents.

2        AMENDMENTS TO THE AGREEMENT

2.1 The parties hereto agree that, as from (and including) the Effective Date, the Agreement shall have been so amended and supplemented that the Agreement shall henceforth be read and construed as though it had been duly executed in the form set out in Schedule A to these presents.

3        CONTINUATION OF AGREEMENT

3.1      Each of the parties hereto represents that:

(i) it has the power to enter into and has duly authorised the execution and delivery of these presents; and

(ii)  its  obligations   hereunder  constitute  its  legal,  valid  and  binding
obligations.

3.2 Nothing in these presents shall operate as a waiver of any right or remedy of any party under any provision of the Agreement or the Agreement as amended hereby nor to excuse any delay or omission in the performance of the Agreement nor to impair any right or remedy arising thereunder or in respect thereof.

3.3 As from the Effective Date the Agreement (including the use of "Agreement" in the Agreement) shall be read and construed in all respects as incorporating the changes made by these presents but otherwise all terms and conditions of the Agreement shall remain unchanged and in full force and effect in all respects.

4        COUNTERPARTS

These presents may be executed in any number of counterparts and by different parties hereto in separate counterparts each of which, when executed and delivered, shall constitute an original, but all counterparts together shall constitute but one and the same instrument.

5        GOVERNING LAW AND JURISDICTION

These presents shall be governed, construed and interpreted in accordance with the laws of the State of New York.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

CONDUIT LENDER:                             PARK AVENUE RECEIVABLES CORPORATION

                                            By:

                                            Name:
                                            Title:

BORROWER:                                   ROCHFORD, INC.

                                            By:

                                            Name:
                                            Title:

ORIGINATOR:                                 IKON CAPITAL PLC

                                            By:

                                            Name:
                                            Title:

SERVICER:                                   IKON CAPITAL PLC

                                            By:

                                            Name:
                                            Title:

FUNDING AGENT:                              JPMORGAN CHASE BANK

                                            By:

                                            Name:
                                            Title:

APA BANKS:                                  JPMORGAN CHASE BANK

                                            Name:
                                            Title:

                                   SCHEDULE A


                           ASSET BACKED LOAN AGREEMENT


                           Dated as of 30 March, 2001



                                  By and Among


                                 ROCHFORD, INC.
                                   as Borrower

                                       and

                                IKON CAPITAL PLC
                           as Originator and Servicer

                                       and

                       PARK AVENUE RECEIVABLES CORPORATION
                                as Conduit Lender

                                       and

                                CERTAIN APA BANKS

                                       and

                               JPMORGAN CHASE BANK
                                as Funding Agent

                                TABLE OF CONTENTS

                                                                          Page

 ARTICLE I             DEFINITIONS...........................................1

 SECTION 1.1           Certain Defined Terms.................................1

 SECTION 1.2           Other Terms...........................................1

 SECTION 1.3           Computation of Time Periods...........................1

 ARTICLE II            LOANS AND SETTLEMENTS.................................2

 SECTION 2.1           Facility..............................................2

 SECTION 2.2           Loans; Certificates; Eligible Receivables.............2

 SECTION 2.3           Settlement Procedures.................................4

 SECTION 2.4           Payment of Fees and Interest..........................6

 SECTION 2.5           Selection of Tranche Periods and Tranche Rates........6

 SECTION 2.6           Payments and Computations, Etc........................7

 SECTION 2.7           Increased Costs.......................................8

 SECTION 2.8           Requirements of Law...................................8

 SECTION 2.9           Inability to Determine Eurodollar Rate................9

 SECTION 2.10          Breakage Costs........................................9

 SECTION 2.11          Reduction and Increase of the Funding Limits.........10

 SECTION 2.12          Taxes................................................10

 SECTION 2.13          Illegality...........................................11

 SECTION 2.14          Security Interest....................................12

 SECTION 2.15          Hedging..............................................13

 ARTICLE III           REPRESENTATIONS AND WARRANTIES; COVENANTS;
                       TRIGGER EVENTS ......................................13

 SECTION 3.1           Representations and Warranties; Covenants............13

 SECTION 3.2           Reaffirmation of Representations and Warranties
                       by the Borrower .....................................13

 SECTION 3.3           Trigger Events.......................................13

 ARTICLE IV            INDEMNIFICATION......................................13

 SECTION 4.1           Indemnities by the Borrower..........................13

 SECTION 4.2           Recourse for Interest................................15

 ARTICLE V             ADMINISTRATION AND COLLECTION OF RECEIVABLES.........15

 SECTION 5.1           Designation of Servicer..............................15

                                TABLE OF CONTENTS

                                   (continued)

                                                                        Page


SECTION 5.2       Duties of Servicer.......................................15

SECTION 5.3       Certain Rights of the Funding Agent......................16

SECTION 5.4       Rights and Remedies......................................16

SECTION 5.5       Further Actions..........................................17

SECTION 5.6       Covenants of the Servicer and the Originator.............17

SECTION 5.7       Indemnities by the Servicer..............................17

ARTICLE VI        MISCELLANEOUS............................................18

SECTION 6.1       Term of Agreement........................................18

SECTION 6.2       Amendments, Etc..........................................18

SECTION 6.3       Notices, Etc.............................................19

SECTION 6.4       Assignability............................................20

SECTION 6.5       Costs, Expenses and Taxes................................21

SECTION 6.6       No Proceedings; Limitation on Payments...................22

SECTION 6.7       Confidentiality..........................................23

SECTION 6.8       GOVERNING LAW............................................23

SECTION 6.9       Execution in Counterparts................................23

SECTION 6.10      Tax Treatment............................................23

SECTION 6.11      Agent Conflict Waiver....................................23

EXHIBIT I DEFINITIONS .....................................................26

EXHIBIT II  CONDITIONS PRECEDENT...........................................40

EXHIBIT III  REPRESENTATIONS AND WARRANTIES................................43

EXHIBIT IV  COVENANTS .....................................................47

EXHIBIT V  TRIGGER EVENTS .................................................53

EXHIBIT VI  PLACE OF BUSINESS/RECORDS......................................55

ANNEX A  FORM OF CONTRACT .................................................56

ANNEX B  FORM OF SERVICER REPORT...........................................57

ANNEX C-1  FORM OF REVOLVING CREDIT NOTE...................................58

ANNEX C-2  FORM OF LOAN CERTIFICATE........................................59

ANNEX D  FORM OF PAYDOWN NOTICE............................................60

                           ASSET BACKED LOAN AGREEMENT

               (as amended, supplemented or otherwise modified and
                 in effect from time to time, this "Agreement")

                           Dated as of 30 March, 2001

IKON CAPITAL PLC, a company incorporated in England and Wales (together with its successors and assigns, the "Originator", and in its capacity as servicer, together with its successors and assigns in such capacity, the "Servicer"), ROCHFORD, INC., a Delaware Corporation (together with its successors and assigns, the "Borrower"), PARK AVENUE RECEIVABLES CORPORATION, a Delaware Corporation (together with its successors and assigns, "PARCO" or the "Conduit Lender"), the APA BANKS from time to time party hereto (the "APA Banks") and JPMORGAN CHASE BANK, a New York state banking corporation as PARCO's funding agent (in such capacity, the "Funding Agent").

                             PRELIMINARY STATEMENTS

WHEREAS, the Borrower has requested that the Conduit Lender and the APA Banks, make available for the purposes specified in this Agreement a revolving loan facility; and

WHEREAS, the Conduit Lender and APA Banks are willing to make available to the Borrower a revolving loan facility upon the terms and subject to the conditions set forth herein; and

WHEREAS, the Borrower has agreed to secure its obligations to the Conduit Lender and the APA Banks in connection with such financing with security interests in, and liens on, certain Receivables assets, as more specifically provided for here; and

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

      SECTION 1.1 Certain Defined Terms. Capitalized terms used herein shall have the meanings assigned to such terms in, or incorporated by reference into,
Exhibit 1 attached hereto, which Exhibit 1 is incorporated by reference herein. References in Exhibits to "the Agreement" refer to this Agreement, as amended, modified or supplemented from time to time.

      SECTION 1.2 Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York and not specifically defined herein, are used herein as defined in such Article 9.

      SECTION 1.3 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each mean "to but excluding," and the word "within" means "from and excluding a specified date and to and including a later specified date". Furthermore, all references to a specific time or times shall be references to such time in New York, New York unless otherwise specified.

                                   ARTICLE II

                              LOANS AND SETTLEMENTS

      SECTION 2.1 Facility. (a) Upon the terms and subject to the conditions set forth herein and in the other Transaction Documents, (i) PARCO may, in its sole discretion and prior to the occurrence of a PARCO Termination Event, make loans (in Dollars) to the Borrower, from time to time prior to the Termination Date, in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Funding Limit ("Loans"), but if PARCO shall have notified the Funding Agent that it has elected not to advance such Loan, the APA Banks shall, subject to the terms of this Agreement, advance the Loan (in an Approved Currency) not to be advanced by PARCO. By honouring any Notice of Borrowing hereunder, neither of the Conduit Lender nor any APA Banks assumes or shall have any obligations or liability under any of the Contracts, all of which shall remain the obligations and liabilities of the Originator. The Borrower may borrow, repay, prepay and reborrow Loans pursuant to this Article II.

            (b) Maximum Lender Funding Limit. Notwithstanding anything to the contrary contained in this Agreement, at no time shall the Outstanding Loans with respect to the Conduit Lender and the APA Banks exceed the Funding Limit at such time.

      SECTION 2.2 Loans; Certificates; Eligible Receivables.

            (a) Incremental Borrowings. (i) Prior to the Termination Date, upon the terms and subject to the conditions set forth herein and in the other Transaction Documents,

                         (x) the Borrower  may, at its option from time to time,
                  request a borrowing from the Conduit Lender (prior to the occurrence of a PARCO Termination Event) and from the APA
                  Banks (if PARCO has elected not to advance such Loan or following the occurrence of a PARCO Termination Event); and

                         (y) PARCO may,  at its option  from time to time (prior
                  to the occurrence of a PARCO Termination Event), and the APA Banks (if PARCO has elected not to advance such Loan or following the occurrence of a PARCO Termination Event) shall, honour such request for borrowing from the Borrower, such borrowing to be secured by the security interest in Section
                  2.14 (each, an "Incremental Borrowing");

                         provided, however, that (i) after giving effect to such
                  Incremental Borrowing and the advance to the Borrower of such Loan Amount, the Dollar Equivalent of the Outstanding Balance of all Eligible Receivables is not less than the Required Balance, (ii) after giving effect to such Incremental Borrowing and the advance to the Borrower of such Loan Amount, the amount of the Outstanding Loans shall not exceed the Funding Limit; and (iii) provided, further, that after giving effect to such Incremental Borrowing and the advance to the Borrower of such Loan Amount, the representations and warranties set forth in Section 3.1 shall be true and correct as of the date of such Incremental Borrowing and the advance to the Borrower of such Loan Amount.

            (ii) The Borrower shall deliver to the Funding Agent by telefax a duly completed Notice of Borrowing (such telefax to be confirmed by telephone to the Funding Agent promptly thereafter) in respect of each Incremental Borrowing at least three (3) Business Days prior to the proposed date of any Incremental Borrowing. Each such notice shall specify (x) the Loan Amount (which shall be at least $1,000,000 or integral multiples of $100,000 in excess thereof) or, to the extent that the then available unused portion of the Facility Limit is less than such amount, such lesser amount equal to such available portion of the Facility Limit; (y) the desired date of such Incremental Borrowing, which shall be a Business Day; and (z) the desired Tranche Period(s) and allocations of the Outstanding Loans of such Incremental Borrowing thereto as required by Section 2.13 (each, a "Notice of Borrowing"). The Borrower shall be limited to a maximum of one Incremental Borrowing on each Settlement Date in any single calendar month, without prior consent of the Funding Agent. Each Incremental Borrowing shall be subject to a condition precedent that the Servicer shall have delivered to the Funding Agent, in form and substance satisfactory to it, a completed Servicer Report with respect to the prior Business Day, together with such other additional information as the Funding Agent, on behalf of the Conduit Lender, may reasonably request. The Funding Agent will promptly notify by telephone, confirmed by telefax, the Conduit Lender of such receipt of any Notice of Borrowing and the Loan Amount.

            (iii) Each  notice  of  proposed  Incremental   Borrowing  shall  be
                  irrevocable and binding on the Borrower, and the Borrower shall, subject to the immediately following sentence, indemnify each Lender against any loss or expense incurred by such Lender, either directly or indirectly, as a result of any failure by the Borrower to complete such Incremental Borrowing, including, without limitation, any loss or expense incurred by such Lender, either directly or indirectly, by reason of the liquidation or reemployment of funds acquired by such Lender (including, without limitation, funds obtained by issuing Commercial Paper or promissory notes, obtaining deposits as loans from third parties and reemployment of funds), to fund such Incremental Borrowing. The obligation of the Borrower pursuant to this Section 2.2(a)(iii) shall be payable at such time as funds are actually received by, or are available to, the Borrower in excess of funds necessary to pay in full all accrued and payable Interest and Program Fees and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against the Borrower but shall continue to accrue.

            (iv) The Borrower shall execute a Revolving Credit Note for the benefit of each Lender. The Loans made by each Lender shall be evidenced by the Revolving Credit Note payable to the order of such Lender. Upon any increase in the Funding Limit of any Lender pursuant to Section 2.10 hereof, the Borrower will immediately deliver to such Lender a new Revolving Credit Note, having a maximum principal amount equal to the amount of such Funding Limit as so increased in exchange for the Revolving Credit Note of such Lender outstanding prior to such increase.

            (v) On the Closing Date, the Funding Agent, on behalf of the Lenders, shall deliver written confirmation to the Borrower of the Loan Amount, the Tranche Period(s) and the Tranche Rate(s) relating to such Loan. Upon receipt of such confirmation, the Borrower shall deliver to the Funding Agent, acting on behalf of the Lenders, the Loan Certificate in the form of Annex C hereto (the "Loan Certificate"). The Funding Agent shall indicate the amount of the Incremental Borrowing together with the date thereof on the grid attached to the Loan Certificate. On the date of each subsequent Incremental Borrowing the Funding Agent shall send such confirmation to the Borrower, of the Loan Amount, the Tranche Period(s), the Loan Date and the Tranche Rate(s) applicable to such Incremental Borrowing. The Funding Agent, shall indicate the amount of the Incremental Borrowing together with the date thereof as well as any decrease in the amount of the Outstanding Loans on the Loan Certificate. The Revolving Credit Note and the Loan Certificate shall evidence the
                  Incremental Borrowings. On the day of an Incremental Borrowing, the Conduit Lender or the APA Banks, as applicable shall make available to the Borrower's account at the location indicated in Section 6.3 hereof, in immediately available funds, an amount equal to the Loan Amount for such Incremental Borrowing made available by the Conduit Lender or the APA Banks, as applicable.

(b) Reinvestment Loans. On each Business Day occurring after the Closing Date and prior to the Termination Date, the Conduit Lender may lend or, following a PARCO Termination Event or if PARCO elects not to advance such amount, the APA Banks shall lend to the Borrower, secured in accordance with Section 2.14, to the extent that Collections are available for such Loan in accordance with Section 2.3 hereof, such that, after giving effect to such Loan, the amount of the Outstanding Loans at the close of business on such Business Day shall be equal to the amount of the Outstanding Loans at the close of business on the Business Day immediately preceding such Business Day plus the Loan Amount of any Incremental Borrowing made on such day, if any.

(c) All Loans. Each Loan shall be secured by a security interest in accordance with Section 2.14.

      SECTION 2.3 Settlement Procedures. (a) Collection of the Receivables shall be administered by the Servicer, in accordance with the terms of this Agreement. The Borrower shall provide to the Servicer on a timely basis all information needed for such administration.

(b) The Servicer shall, on each day on which Collections are received by it, set aside and hold in trust for the Lenders such Collections and shall deposit into the Funding Agent's Account,

      (i) on the last day of each Tranche Period, from such Collections, an amount equal to accrued and unpaid Interest and any fees owed to the Funding Agent pursuant to Section 2.4(a) in respect of the relevant Tranche;

      (ii) on each Settlement Date, an amount equal to the Collection Fee accrued but unpaid during the preceding Settlement Period; and

      (iii) on each Business Day on or after the occurrence of a Termination Date, from such Collections, an amount equal to all Collections.

         Notwithstanding the foregoing, unless a Trigger Event or Potential Trigger Event has occurred, for so long as the Originator is the Servicer, the Servicer shall not be required to set aside Collections, but may commingle the Collections with its own funds and make the deposits required to the Funding Agent's Account pursuant to this paragraph (b) on the dates required. For so long as the Originator is the Servicer, the Servicer shall not be required to deposit the Collection Fee to the Funding Agent's Account as required by clause
(ii) of this paragraph (b) but may retain such fee from the Collections remaining after the deposits required pursuant to clause (i) of this paragraph
(b).

(c)(i)Upon receipt of funds deposited into the Funding Agent's Account pursuant to subsection (b)(i) or (b)(ii) above, the Funding Agent shall distribute such funds, together with any funds received in respect of the PARCO Cap, as follows: Pro Rata to each Lender in payment of accrued but unpaid Interest on the Outstanding Loans and to the Funding Agent in respect of any fees owed pursuant to Section 2.4(a).

      (ii) Subject to (c)(i) above, upon receipt of funds deposited into the Funding Agent's Account pursuant to subsection (b)(ii) above, the Funding Agent shall distribute such funds, in an amount equal to the accrued but unpaid Collection Fee, to the Servicer on account of the Collection Fee.

      (iii) Upon receipt of funds deposited into the Funding Agent's Account pursuant to subsection (b)(iii) above, the Funding Agent shall distribute such funds as follows: first, to the Funding Agent for distribution to each Lender in reduction to zero of all Outstanding Loans, second, to the Funding Agent for the account of each Lender, the Funding Agent or any Affected Person, as applicable, in payment of any other amounts owed by the Borrower hereunder, and third, to the Originator for its own account.

(d)   For the purposes of this Section 2.3:

      (i) Upon discovery by the Originator or the Funding Agent of a breach of any of the representations or warranties made or deemed made by the Originator in paragraph (h) of Exhibit III with respect to any Receivable or the Related Security, such party shall give prompt written notice thereof to the other party, as soon as practicable and in any event within three (3) Business Days following such discovery. The Borrower shall be deemed to have received on such day a Collection in full of such Receivable and all other Receivables relating to the same Contract, in the amount of the Outstanding Balance of such Contract plus Interest accrued and to accrue thereon through the end of the then current Settlement Period, and the amount of each such Collection shall be applied as provided in this
            Section 2.3; and

      (ii) if and to the extent the Funding Agent or any Lender shall be required for any reason to pay over to an Obligor any amount received on its behalf hereunder, such amount shall be deemed not to have been so received but rather to have been retained by the Borrower and, accordingly, the Funding Agent or the Lender, as the case may be, shall have a claim against the Borrower for such amount, payable when and to the extent that any distribution from or on behalf of such Obligor is made in respect thereof.

(e) Except as provided in paragraph (i) of Section 2.3(d), or as otherwise required by applicable law or the relevant Contract, all Collections received from an Obligor of any Receivables shall be applied to the Receivables of such Obligor in the order of the age of the due but unpaid amounts with respect to such Receivables, starting with the oldest such due but unpaid amount, unless such Obligor designates its payment for application to specific Receivables.

(f) The Originator shall forthwith deliver to the Servicer an amount equal to the Collections deemed received by the Originator pursuant to Section 2.3(d)(i) above and the Servicer shall hold or distribute such Collections in accordance with Section 2.3(b). If Collections are then being paid to the Funding Agent, the Servicer shall forthwith cause such deemed Collections to be paid to the Funding Agent. If a Trigger Event or Potential Trigger Event has occurred, so long as the Originator shall hold any Collections or deemed Collections required to be paid to the Servicer or the Funding Agent, it shall hold such Collections in trust and separate and apart from its own funds and shall clearly mark its records to reflect such trust.

(g) The Borrower may reduce the Outstanding Loans upon delivery of a notice in the form of Annex D at least ten Business Days (in the case of reductions in excess of $25,000,000) or at least two Business Days (in the case of reductions of $25,000,000 or less) before the proposed date of such reduction, to the Lenders and the Funding Agent, by remitting to the Funding Agent's Account (i) cash and (ii) instructions to apply such cash to the Pro Rata reduction (with respect to each Lender) of the Outstanding Loans and Interest accrued and to accrue thereon (until such cash can be used to pay commercial paper notes); provided that the Originator has complied with the Adverse Selection Test and the other requirements of
      Section 8.2 of the Debenture. The Borrower shall pay all breakage and other costs related to such Outstanding Loan reduction; provided, however, that each of the Lenders and the Funding Agent shall use its reasonable best efforts to minimize any breakage costs.

      SECTION 2.4 Payment of Fees and Interest. (a) Fees. The Borrower shall pay to the Funding Agent certain fees in the amounts and on the dates set forth in a separate fee agreement of even date herewith (as amended, supplemented or otherwise modified, the "Fee Letter") between the Borrower, the Lenders and the Funding Agent.

(b) Interest. On the last day of each Tranche Period, the Borrower shall pay to the Funding Agent, on behalf of the relevant Lender, an amount equal to the accrued and unpaid Interest for such Tranche Period and, in the event any portion of the Loans has been funded by the Conduit Lender, an amount equal to the discount (without duplication) accrued on PARCO's Commercial Paper, to the extent such Commercial Paper was issued in order to fund the Loan, in a face amount in excess of the cash portion of the Loan Amount of an Incremental Borrowing; provided that (i) in the event of any repayment or prepayment of a Base Rate Tranche or a Eurodollar Tranche, accrued Interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (ii) in the event of any conversion of a Base Rate Tranche or a Eurodollar Tranche, accrued interest on such Base Rate Tranche or Eurodollar Tranche shall be payable on the effective date of such conversion. Interest shall accrue with respect to each Tranche on each day occurring during the Tranche Period related thereto.

(c) Collection Fee. The Servicer shall be entitled to receive a fee (the "Collection Fee") of one-twelfth of 1% per month on the average daily Outstanding Loans from the date of the first Incremental Borrowing until the date on which such Outstanding Loans are reduced to zero, payable on each Settlement Date. The Collection Fee shall be payable solely from Collections pursuant to, and subject to the priority of payment set forth in, Section 2.3.

      SECTION 2.5 Selection of Tranche Periods and Tranche Rates. (a) CP Rate and CP Tranche Periods. At all times hereafter, but prior to the Termination Date and not with respect to any portion of the Loans made by any of the APA Banks, the Borrower (with the consent of the Originator) may, subject to the Conduit Lender's approval and the limitations described below, request CP Tranche Periods and allocate a portion of the Outstanding Loans to each selected CP Tranche Period, so that the aggregate amounts allocated to outstanding CP Tranche Periods at all times shall equal the Outstanding Loans held by the Conduit Lender. At least three (3) Business Days prior to the expiration of any then existing Tranche Period, the Borrower shall give the Funding Agent irrevocable notice by telephone, confirmed by facsimile or telecopy, of the new requested CP Tranche Period(s), and the Funding Agent shall, as soon as reasonably practicable and in no event later than the close of business on the day such notice is received, deliver such notice to the Conduit Lender and Funding Agent; provided, however, that the Funding Agent may select any such new CP Tranche Period if (i) the Borrower fails to provide such notice to the Funding Agent on a timely basis or (ii) the Funding Agent determines that the CP Tranche Period requested by the Borrower is unavailable or for any reason commercially undesirable. The Tranche Rate for any CP Tranche Periods for the Conduit Lender shall be the CP Rate for the Conduit Lender. The Conduit Lender confirms that it is its intention to allocate all or substantially all of the portion of the Outstanding Loans held by it to one or more CP Tranche Periods; provided that the Funding Agent may determine, with respect to the related Lender, from time to time, that funding such portion of the Outstanding Loans by means of one or more CP Tranche Periods is not possible or is not desirable for any reason.

(b) Eurodollar Rate and Base Rate; Eurodollar Tranches and Base Rate Tranches. At all times with respect to any portion of the Loans made by the APA Banks prior to the Termination Date, the initial Tranche Period applicable to such portion of the Outstanding Loans allocable thereto shall (x) to the extent the Funding Agent has received, from the Funding Agent on behalf of the Borrower, at least three (3) Business Days prior notice of the first day of such Tranche Period, such Tranche Period may be a Eurodollar Tranche, and (y) to the extent the Funding Agent has received, from the Funding Agent on behalf of the Borrower, less than three (3) Business Days prior notice of the first day of such Tranche Period, such Tranche shall be a Base Rate Tranche. Thereafter (but prior to the Termination Date or the occurrence and continuation of a Trigger Event or Potential Trigger Event, with respect to such portion, and with respect to any other portion of the Loans made by the APA Banks, the Tranche Period applicable thereto shall be, at the Borrower's option, either a Base Rate Tranche or a Eurodollar Tranche. The Borrower shall give the Funding Agent, irrevocable notice by telephone, confirmed by telefax, of the new requested Eurodollar Tranche at least three (3) Business Days prior to the expiration of any then existing Tranche Period. Any Tranche Period maintained by the APA Banks which is outstanding on the Termination Date (excluding for these purposes the Scheduled Termination Date) shall end on the Termination Date.

      SECTION 2.6 Payments and Computations, Etc. (a) The Borrower shall repay the principal amount of all Outstanding Loans no later than the date upon which a Termination Date is declared or automatically occurs relating to a Trigger Event pursuant to Section 3.3. Unless otherwise specified herein, all amounts to be paid or deposited by the Borrower or the Servicer hereunder to or for the account of the Funding Agent or any Lender shall be paid or deposited no later than 11:00 a.m. (New York City time) on the day when due in same day funds to the Funding Agent's Account. Upon receipt of funds deposited into the Funding Agent's Account, the Funding Agent shall distribute such funds to the Persons entitled thereto in accordance with the provisions of this Agreement or retain such funds for its own account, as appropriate.

(a) (b) The Borrower shall, to the extent permitted by law, pay interest on any amount not paid or deposited by the Borrower (whether as Servicer (in the case of the Originator) or otherwise) when due hereunder or upon the occurrence of a Trigger Event or Potential Trigger Event at an interest rate per annum equal to 2% per annum above the Base Rate, payable on demand.

(c) Unless otherwise specified herein, all computations of interest under subsection (b) above and all computations of Interest, fees, and other amounts hereunder shall be made on the basis of a year of 360 days for the actual number of days elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.

(d) If at any time the Dollar Equivalent of the aggregate Outstanding Balance of all Eligible Receivables is less than the Required Balance, then the Borrower shall immediately pay to the Funding Agent, for the benefit of the Lenders, from previously received Collections, an amount equal to the amount which, when either deposited into the Funding Agent's Account or applied directly in reduction of the Outstanding Loans, will result in the Dollar Equivalent of the aggregate Outstanding Balance of all Eligible Receivables being equal to or greater than the Required Balance. The Borrower shall instruct the Funding Agent as to whether such funds are to be deposited in the Funding Agent's Account or applied directly in the reduction of Outstanding Loans. To the extent such funds are applied in reduction of the Outstanding Loans, the Tranche Periods shall be selected by the Funding Agent. Amounts deposited in the Funding Agent's Account pursuant to the immediately preceding sentence may, at the request of the Borrower, be withdrawn by the Funding Agent and distributed to the Borrower, or at the Borrower's direction, if, and to the extent, such withdrawal would not cause the Dollar Equivalent of the aggregate Outstanding Balance of all Eligible Receivables to be less than the Required Balance.

      SECTION 2.7 Increased Costs. (a) If the Funding Agent, the Conduit Lender, the APA Banks, any other entity which enters into a commitment to make Loans, or any entity which provides credit enhancement or any of their respective Affiliates (each an "Affected Person") determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Affected Person and such Affected Person determines that there shall be any increase in the cost to the Lenders of agreeing to make or making, funding or maintaining any Loan or to the funding thereof or any related liquidity facility or credit enhancement facility (or any participation therein) and other commitments of the same type, then, upon demand by such Affected Person (with a copy to the Funding Agent), the Borrower shall immediately pay to the Funding Agent, for the account of such Affected Person (as a third-party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of any of such commitments. A certificate as to such amounts submitted to the Borrower and the Funding Agent by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

(b) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or (ii) compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to a Lender in respect of which Interest is computed by reference to the Eurodollar Rate, then upon demand by such Lender (with a copy to the Funding Agent), the Borrower shall immediately pay to the Funding Agent, for the account of such Lender (as a third-party beneficiary), from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increased costs. A certificate as to such amounts submitted to the Borrower and the Funding Agent by a Lender shall be conclusive and binding for all purposes, absent manifest error.

      SECTION 2.8 Requirements of Law. In the event that any requirement of law or any change therein or in the interpretation or application thereof by the relevant governmental authority to a Lender after the date hereof or compliance by a Lender with any request or directive (whether or not having the force of law) from any central bank or other governmental authority:

            (i) does or shall subject such Lender to any tax of any kind whatsoever with respect to this Agreement or any other Transaction Document or change the basis of taxation of payments to the Lender on account of Collections, Interest or any other amounts payable hereunder (excluding taxes imposed on the income, profits or gains of such Lender, and franchise taxes imposed on such Affected Person, by the jurisdiction under the laws of which such Affected Person is organized or a political subdivision thereof); or

            (ii) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, purchases, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of the Eurodollar Rate or the Base Rate hereunder;

and the result of any of the foregoing is to increase the cost to such Lender of performing its obligations under the relevant Transaction Document or to reduce any amount receivable hereunder, then, in any such case, the Borrower shall pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable. All such amounts shall be payable as incurred. A certificate from such Lender or the Funding Agent, as the case may be, to the Borrower certifying, in reasonably specific detail, the basis for, calculation of, and amount of such additional costs shall be conclusive in the absence of manifest error.

      SECTION 2.9 Inability to Determine Eurodollar Rate. In the event that the Funding Agent shall have determined prior to the first day of any Eurodollar
Tranche Period (which determination shall be conclusive and binding upon the parties hereto) by reason of circumstances affecting the interbank Eurodollar market, either (a) dollar deposits in the relevant amounts and for the relevant Eurodollar Tranche Period are not available, (b) adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Eurodollar Tranche Period or (c) the Eurodollar Rate determined pursuant hereto does not accurately reflect the cost to the Lender (as conclusively determined by the Funding Agent) of maintaining Loans during such Eurodollar Tranche Period, the Funding Agent shall promptly give telephonic notice of such determination, confirmed in writing, to the Borrower prior to the first day of such Eurodollar Tranche Period. Until such notice has been withdrawn by the Funding Agent, no further Tranches shall be funded or maintained at the Eurodollar Rate. The Funding Agent agrees to withdraw any such notice as soon as reasonably practicable after the Funding Agent is notified of a change in circumstances which makes such notice inapplicable.

      SECTION 2.10 Breakage Costs. If (a) any payment of Outstanding Loans as to which Interest is computed by reference to the Eurodollar Rate or the CP Rate is made by the Borrower to or for the account of any Lender other than on the last day of a Tranche Period, as a result of a payment pursuant to Section 2.3 or for any other reason, or (b) the Termination Date shall occur during any Settlement Period, or (c) any payment of Outstanding Loans is made by the Borrower to a Lender or an Affected Person other than on the last day of a Settlement Period, the Borrower shall, upon demand by such Lender or Affected Person (with a copy to the Funding Agent), immediately pay to the Funding Agent for the account of such Lender or Affected Person (as a third-party beneficiary) any amounts required to compensate such Lender or Affected Person for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), costs or expenses incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender or Affected Person to fund or maintain its interest in the Loans. A certificate as to such amounts submitted to the Borrower and the Funding Agent by such Lender or Affected Person shall be conclusive and binding for all purposes, absent manifest error.

      SECTION 2.11 Reduction and Increase of the Funding Limits. (a) The Borrower may, upon not less than five (5) days' irrevocable prior notice to the Funding Agent and with the approval of the Originator, permanently reduce all or any portion of the Funding Limit, provided that (i) any partial reduction of the Funding Limit must be in an aggregate amount of $1,000,000 or any greater amount that is an integral multiple of $1,000,000, and (ii) the Funding Agent shall have promptly given the Servicer notice of any such reduction of the Funding Limit.

(b) The Funding Limit of the Conduit Lender may be increased from time to time to such amount as the Borrower and the Conduit Lender, may agree. Nothing contained in this Agreement shall be deemed to obligate any party to agree to any increase proposed by any other party. Any such increase shall be effected by the Borrower, the Funding Agent and the Conduit Lender entering into an appropriate document reflecting such increase, whereupon the Borrower will deliver a new Revolving Credit Note to such Conduit Lender in exchange for the Revolving Credit Note outstanding prior to such increase. The Funding Agent will promptly give the Lenders, the Borrower and the Servicer, notice of any increase of the Funding Limit. With respect to any increase of the Funding Limit of the Conduit Lender, it shall be a condition precedent to the effectiveness of any such increase that the APA Banks effect a corresponding increase in their Commitments under the related Asset Purchase Agreement.

      SECTION 2.12 Taxes. (a) Any and all payments by the Borrower under this Agreement shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) in the case of each Lender and the Funding Agent (A) taxes measured by its net income, profits or gains and franchise taxes imposed on it, by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or Funding Agent is organized and (B) any United States withholding taxes payable with respect to payments under this Agreement under laws (including any statute, treaty or regulation) in effect on the Closing Date applicable to the Lender, as the case may be, but not excluding any United States withholding payable as a result of any change in such laws occurring after the Closing Date and (ii) in the case of each Lender, taxes measured by its net income, profits or gains and franchise taxes imposed on it, by the jurisdiction in which the Lender's Applicable Lending Office is located (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Taxes shall be required by law to be deducted from or in respect of any sum payable under this Agreement to any Lender or Funding Agent, the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender receives an amount equal to the sum it would have received had no such deductions been made, (A) the Borrower shall pay the full amount deducted to the taxing authority or other authority in accordance with applicable law, and (B) the Borrower shall deliver to the Funding Agent evidence of such payment; provided, however, that (x) if the Borrower pays any additional amounts under this Section 2.12(a) (a "Tax Payment"), and (y) a Lender determines that it has effectively obtained a refund of taxes or a credit against taxes on its overall net income by reason of such Tax Payment (a "Tax Credit"), and (z) such Lender is reasonably able to identify such Tax Credit as being attributable to the Tax Payment, then such Lender shall reimburse to the Borrower such proportion of such Tax Credit (net of such Lender's reasonable costs and expenses in obtaining such Tax Credit) as such Lender determines will leave such Lender, after such reimbursement, in no better and no worse position than that in which it would have been if such Tax Payment had not been required. The Borrower shall repay any amount paid to it pursuant hereto promptly upon receipt of notice from the relevant Lender if all or part of the relevant Tax Credit is subsequently disallowed or cancelled. Nothing herein contained shall interfere with the right of any Lender to arrange its tax and other affairs in whatever manner it shall think fit, and no Lender shall be under any obligation to disclose any information regarding the organization of its affairs.

(b) In addition, the Borrower agree to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies of the United States, the United Kingdom or any political subdivision thereof or any applicable foreign jurisdiction, and all liabilities with respect thereto, which arise from any payment made under this Agreement or from the execution, delivery or registration of, or otherwise with respect to, this Agreement.

(c) The Borrower will indemnify each Lender and the Funding Agent for the full amount of Taxes excluding any Taxes imposed on or calculated by reference to the overall income, profits or gains of the indemnified party, including income, profits or gains attributable to any part of its business (including any Taxes imposed by any jurisdiction on amounts payable under this Section 2.12) paid by such Lender in respect of amounts paid by the Borrower hereunder and any liability (including for penalties, interest and expenses, subject to the indemnified party taking all reasonable steps to avoid and mitigate the same) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted, subject to the indemnified party taking all reasonable and lawful steps to challenge any wrongful or incorrect assertions of liability. This indemnification shall be made within thirty (30) days from the date the Funding Agent, on behalf and at the direction of such Lender, makes written demand therefor.

(d) Within thirty (30) days after the date of any payment of Taxes or other Taxes, the Borrower will furnish to the Funding Agent the original or a certified copy of a receipt evidencing payment thereof.

(e) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.11 shall survive the payment in full of the Loans.

(f)   Any Lender  claiming  any  additional  amounts  payable  pursuant  to this
      Section  2.12 or, in the event that (i)(A) any Lender  makes a claim under
      Section 2.7 or Section 2.8, or (B) it becomes illegal for any Lender to continue to fund or maintain any Eurodollar Tranche and (ii) the Funding Agent notifies the Borrower pursuant to Section 2.13, such Lender shall, and the Borrower (upon the Borrower's written request) shall, use its reasonable efforts to mitigate or remove the circumstances giving rise to such claim (consistent with its internal policy and legal and regulatory restrictions), including changing the jurisdiction of its Applicable Lending Office or substituting another financial institution reasonably acceptable to the Borrower, if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts which would be payable or may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender (other than minor costs and expenses of an administrative nature).

      SECTION 2.13 Illegality. (a) Notwithstanding any other provision of this Agreement, if any Lender determines that the introduction of or any change in or in the interpretation of any law, treaty or governmental rule, regulation or order after the date of this Agreement shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for such Lender to make Eurodollar Rate Loans or to continue to fund or maintain Loans based upon the Eurodollar Rate, then, on notice thereof and demand therefor by such Lender to the Borrower through the Funding Agent, (i) the obligation of such Lender to make or to continue Loans based upon the Eurodollar Rate and to convert Loans based upon the Base Rate into Loans based upon the Eurodollar Rate shall be suspended, and each such Lender shall make Loans based upon the Base Rate as part of any requested Incremental Borrowing based upon the Eurodollar Rate and (ii) if the affected Loans based upon the Eurodollar Rate are then outstanding, the Borrower shall immediately convert each such Loan into a Loan based upon the Base Rate. If any such conversion occurs on a day which is not the last day of the related Eurodollar Tranche Period, the Borrower shall pay to such Lender such amounts, if any, as may be required to compensate such Lender. If at any time after a Lender gives notice under this Section 2.13 such Lender determines that it may lawfully make Loans based upon the Eurodollar Rate, such Lender shall promptly give notice of that determination to the Borrower and the Funding Agent. The Borrower's rights to request, and such Lender's obligation, if any, to make Loans based upon the Eurodollar Rate shall thereupon be restored.

(b) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.13(a) with respect to such Lender, it will, if requested by the Borrower and to the extent permitted by law or by the relevant Official Body, endeavour in good faith to change the office at which it books the Eurodollar Tranches hereunder if such change would make it lawful for such Lender to continue to acquire or to maintain its acquisition of Eurodollar Tranches hereunder; provided, however, that such change may be made in such manner that such Lender, in its sole determination, suffers no unreimbursed cost or expense or any other disadvantage whatsoever.

      SECTION 2.14 Security Interest. As collateral security for the performance by the Borrower of all the terms, covenants and agreements on the part of the Borrower (whether as Borrower or otherwise) to be performed under this Agreement or any document delivered in connection with this Agreement in accordance with the terms thereof, including the punctual payment when due of all obligations of the Borrower hereunder or thereunder, whether for the payment of Outstanding Loans, Interest, indemnification payments, fees, expenses or otherwise, the Borrower hereby assigns to the Funding Agent for its benefit and the rateable benefit of the Lenders, and hereby grants to and creates in favour of the Funding Agent for its benefit and the rateable benefit of the Lenders, a present and continuing security interest in, all of the Borrower's right, title and interest in and to:

(a) the IKON Loan Agreement, including, without limitation, (i) all rights of the Borrower to receive moneys due or to become due under or pursuant to the IKON Loan Agreement, (ii) all security interests and property subject thereto from time to time purporting to secure payment of monies due or to become due under or pursuant to the IKON Loan Agreement, (iii) all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the IKON Loan Agreement (except any rights that might arise under the Support Agreement), (iv) claims of the Borrower for damages arising out of or for breach of or default under the IKON Loan Agreement, and (v) the right of the Borrower to compel performance and otherwise exercise all remedies thereunder,

(b) the lien on all Receivables and the Related Security and Collections with respect thereto,

(c)   all amounts due from the cap provider under the PARCO Cap, and

(d) to the extent not included in the foregoing, all proceeds of any and all of the foregoing.

      SECTION 2.15 Hedging The Borrower hereby assigns to the Funding Agent the right to enter into FX Hedging Agreements on the Borrower's behalf. The Funding Agent shall, on behalf of the Borrower, enter into FX Hedging Agreements on such terms and with such hedge counterparties as may be approved by the Funding Agent. On the date of each Incremental Borrowing, the Borrower shall irrevocably assign to the Funding Agent, on behalf of the Lenders, all of the Borrower's rights and obligations under each FX Hedging Agreement relating to the Receivables funded on the date of such Incremental Borrowing.



                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                            COVENANTS; TRIGGER EVENTS

      SECTION 3.1 Representations and Warranties; Covenants. The Borrower hereby makes the representations and warranties, and hereby agrees to perform and observe the covenants, set forth in Part A of Exhibit III and Part A of Exhibit IV, respectively, hereto. The Originator hereby makes the representations and warranties, and hereby agrees to perform and observe the covenants, set forth in Part B of Exhibit III and Part B of Exhibit IV, respectively, hereto.

      SECTION  3.2  Reaffirmation  of  Representations  and  Warranties  by  the
Borrower. On each day that an Incremental Borrowing is made hereunder, the Borrower, by delivery of a Notice of Borrowing and by accepting the proceeds of such Incremental Borrowing, delivered to the Borrower pursuant to Section 2.2(a) hereof, shall be deemed to have certified that all representations and warranties described in Section 3.1 hereof are true and correct on and as of such day as though made on and as of such day.

      SECTION 3.3  Trigger  Events.  If any of the  Trigger  Events set forth in
Exhibit V hereto (excluding for the purposes of (y) only Trigger Events (c) (only in so far as it relates to the Borrower and excluding representation (g)),
(d) (except in so far as it relates to paragraph (n) of Exhibit IV), (j) (in so far as it relates to any material adverse change in the business, operations, property or financial or other condition, taken as a whole, of the Borrower) and
(n)) shall occur and be continuing, the Funding Agent may, by notice to the Borrower, take either or both of the following actions: (x) declare the Termination Date to have occurred and (y) designate another Person to succeed the Originator as the Servicer; provided that, automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in paragraph (g) or (m) of Exhibit V, the Termination Date shall occur, the Originator (if it is then serving as the Servicer) shall cease to be the Servicer, and the Funding Agent or its designee shall become the
Servicer. Upon any such declaration or designation or upon any such automatic termination, the Lenders and the Funding Agent shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided after default under the UCC of the appropriate jurisdiction or jurisdictions and under other applicable law, which rights and remedies shall be cumulative.



                                   ARTICLE IV

                                 INDEMNIFICATION

      SECTION 4.1 Indemnities by the Borrower. Without limiting any other rights that the Funding Agent or any Lender or any of their respective Affiliates or its agents (each, an "Indemnified Party") may have hereunder or under applicable law, the Borrower hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) (all of the foregoing being collectively referred to as "Indemnified Amounts") arising out of or resulting from this Agreement or the Transaction Documents or in respect of any Receivable, Related Contract or Related Security, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or wilful misconduct on the part of such Indemnified Party, (b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables or (c) any income taxes or franchise taxes imposed on such Indemnified Party by the jurisdiction under the laws of which such Indemnified Party is organized or any political subdivision thereof, arising out of or as a result of this Agreement or in respect of any Receivable, Related Contract or Related Security. Without limiting or being limited by the foregoing, the Borrower shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from any of the following:

            (i) any representation or warranty or statement made by the Borrower or (or any of its officers) under or in connection with this Agreement and the other Transaction Documents which shall have been incorrect in any material respect when made;

            (ii) the failure by the Borrower to comply with any applicable law, rule or regulation (including, without limitation, usury or consumer law) with respect to any Receivable, the related Contract or the Related Security; or the failure of any Receivable or the related Contract to conform to any such applicable law, rule or regulation;

            (iii) the  failure  of the  Funding  Agent  (for the  benefit of the
                  Lenders) to acquire a valid and perfected security interest in the Receivables and the Related Security and Collections in respect thereof by way of sub-mortgage under Article 9 of the UCC of any applicable jurisdiction, free and clear of any Adverse Claim;

            (iv) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC laws of any applicable jurisdiction or other applicable laws with respect to any Receivables or the Related Security and Collections in respect thereof, whether at the time of the funding of an interest therein or at any subsequent time;

            (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the lease or sale of the related Equipment or services related to such Receivable or the furnishing or failure to furnish such Equipment or other services or alleging violation by the Borrower of any laws in connection with such lease or sale activities;

            (vi) any failure of the Borrower to perform its duties or obligations in accordance with the provisions hereof or to perform its duties or obligations under the Related Contracts;

            (vii) any products or personal  liability claim arising out of or in connection with any Equipment or other merchandise, services or activities which are the subject of any Related Contract;

            (viii)the  commingling  by the  Borrower  or  any of its  Affiliates
                  (including without limitation the Originator in its capacity as Servicer) of Collections of Receivables at any time with other funds;

            (ix) any investigation, litigation or proceeding related to this Agreement or the Transaction Documents or in respect of any Receivable, Related Security or Related Contract; or

            (x) any fine, penalty, tax or other charge asserted against any Indemnified Party by any governmental authority or agency or any other Person resulting from any Obligor's use, possession or ownership of any Equipment.

      SECTION 4.2 Recourse for Interest. The Borrower hereby agrees to pay to the Funding Agent, for Pro Rata distribution to each Lender on the last day of each Settlement Period, any deficiency between (i) Collections applied to payment of accrued but unpaid Interest on such last day pursuant to Section 2.3(b)(i), and (ii) the amount of accrued but unpaid Interest on such last day on the Outstanding Loans.



                                   ARTICLE V

                          ADMINISTRATION AND COLLECTION
                OF RECEIVABLES AND ADMINISTRATION OF THE BORROWER

      SECTION 5.1 Designation of Servicer. The servicing, administration and collection of the Receivables shall be conducted by the Servicer so designated hereunder from time to time. Until the Funding Agent gives notice to the Borrower of the designation of a new Servicer, the Originator is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. The Funding Agent at any time may upon the occurrence of a Trigger Event (but not otherwise) designate as Servicer any Person (including itself) to succeed the Originator or any successor Servicer, if such Person shall consent and agree to the terms hereof. The Servicer may, with the prior consent of the Funding Agent, subcontract with any other Person for the servicing, administration or collection of the Receivables. Any such subcontract shall not affect the Servicer's liability for performance of its duties and obligations pursuant to the terms hereof.

      SECTION 5.2 Duties of Servicer. (a) The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy with respect to such Receivables. The Borrower and the Funding Agent hereby appoint the Servicer, from time to time designated pursuant to Section 5.1, as agent for themselves to enforce their respective rights and interests in the Receivables, the Related Security and the related Contracts. In performing its duties as Servicer, the Servicer shall exercise the same care and apply the same policies as it would exercise and apply in respect of Receivables which were not collateral for a loan and shall act in the best interests of the Lenders.

(b) The Servicer shall administer the Collections in accordance with the procedures described in Section 2.3.

(c) The Servicer shall hold in trust for the Borrower and each Lender in accordance with their respective interests, all documents, instruments and records (including, without limitation, computer tapes or disks) which evidence or relate to Receivables.

(d) The Servicer shall, from time to time at the request of the Funding Agent, furnish to the Funding Agent (promptly after any such request) a calculation of the amounts set aside for the Funding Agent and the Lenders pursuant to Section 2.3.

(e) Prior to the 13th calendar day of each month, the Servicer shall prepare and forward to the Funding Agent a Servicer Report relating to the Receivables outstanding on the last day of the immediately preceding month.

      SECTION 5.3 Certain Rights of the Funding Agent.

         Following the occurrence of a Trigger Event or Potential Trigger Event,

(a) The Funding Agent may direct the Obligors that all payments under the Related Contracts be made directly to the Funding Agent or its designee for the benefit of the Lenders.

(b) At the Funding Agent's request and at the Borrower's expense, the Borrower shall notify each Obligor of the interest of the Funding Agent in the Receivables under this Agreement.

(c) At the Funding Agent's request and at the Borrower's expense, the Borrower and the Servicer shall (A) assemble all of the documents, instruments and other records (including, without limitation, computer tapes and disks) that evidence or relate to the Receivables and the Related Contracts and Related Security, or that are otherwise necessary or desirable to collect the Receivables, and shall make the same available to the Funding Agent at a place selected by the Funding Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections in a manner acceptable to the Funding Agent and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Funding Agent or its designee.

(d) The Borrower authorizes the Funding Agent to take any and all steps in the Borrower's name and on behalf of the Borrower that are necessary or desirable, in the determination of the Funding Agent, to collect amounts due under the Receivables, including, without limitation, endorsing the Borrower's name on checks and other instruments representing Collections and enforcing the Receivables and the Related Security and related Contracts.

      SECTION 5.4 Rights and Remedies. (a) If the Servicer fails to perform any of its obligations under this Agreement, the Funding Agent may (but shall not be required to) itself perform, or cause performance of, such obligation; and the Funding Agent's costs and expenses incurred in connection therewith shall be payable by the Borrower (if the Servicer that fails to so perform is the Borrower or its designee).

(b) The Borrower and the Originator shall perform their respective obligations under the Related Contracts to the same extent as if the Receivables had not been secured and the exercise by the Funding Agent on behalf of the Lenders of their rights under this Agreement shall not release the Servicer or the Borrower from any of their duties or obligations with respect to any Receivables or Related Contracts. Neither the Funding Agent nor the Lenders shall have any obligation or liability with respect to any Receivables or Related Contracts, nor shall any of them be obligated to perform the obligations of the Originator thereunder.

(c) In the event of any conflict between the provisions of Article V of this Agreement and Article VI of the IKON Loan Agreement, the provisions of this Agreement shall control.

      SECTION 5.5 Further Actions. The Originator agrees from time to time, at its expense, to promptly execute and deliver all further instruments and documents, and to take all further actions, that may be reasonably necessary or desirable, or that the Funding Agent may reasonably request, to perfect, protect or more fully evidence the Receivables secured by the Security Agreements, or to enable the Lenders or the Funding Agent to exercise and enforce their respective rights and remedies hereunder or under the Security Agreements. Without limiting the foregoing, the Originator will upon the request of the Funding Agent (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments and documents, that may be reasonably necessary or desirable, or that the Funding Agent may reasonably request, to perfect, protect or evidence such interests in Receivables; (ii) segregate the Related Contracts and other records in its lease files pertaining to each Receivable; and (iii) mark its master data processing records evidencing such Receivables and the Related Contracts, in each case in a manner reasonably acceptable to the Funding Agent, evidencing that such Receivables have been secured in accordance with the Security Agreements.

      SECTION 5.6 Covenants of the Servicer and the Originator. (a) Audits. The Servicer will, from time to time during regular business hours as requested by the Funding Agent, permit the Funding Agent, or its agents or representatives (including independent public accountants, which may be the Servicer's independent public accountants), (i) to conduct periodic audits of the Receivables, the Related Security and the related books and records and collections systems of the Servicer, (ii) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Servicer relating to the Receivables and the Related Security, including, without limitation, the Related Contracts, and (iii) to visit the offices and properties of the Servicer for the purpose of examining such materials described in clause
(ii) above, and to discuss matters relating to the Receivables and the Related Security or the Servicer's performance hereunder with any of the officers or employees of the Servicer having knowledge of such matters, in each case subject to the confidentiality provisions contained herein.

(b) Change in Credit and Collection Policy. The Originator will not make any change in the Credit and Collection Policy that would impair the collectibility of any Receivable or the ability of the Originator (if it is acting as Servicer) to perform its obligations under this Agreement.

SECTION 5.7 Indemnities by the Servicer. Without limiting any other rights that the Funding Agent, any Lender or any of their respective Affiliates (each, a "Special Indemnified Party") may have hereunder or under applicable law, and in consideration of its appointment as Servicer, the Servicer hereby agrees to indemnify each Special Indemnified Party from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) (all of the foregoing being collectively referred to as "Special Indemnified Amounts") arising out of or resulting from any of the following (excluding, however, (a) Special Indemnified Amounts to the extent resulting from gross negligence or wilful misconduct on the part of such Special Indemnified Party, (b) recourse for uncollectible Receivables or (c) any income taxes or any other tax or fee measured by income incurred by such Special Indemnified Party arising out of or as a result of this Agreement or in respect of any Receivable or any Contract):

            (i) any representation or warranty or statement made or deemed made by the Servicer under or in connection with this Agreement which shall have been incorrect in any material respect when made;

            (ii) the failure by the Servicer to comply with any applicable law, rule or regulation with respect to any Receivable or Contract; or the failure of any Receivable or Contract to conform to any such applicable law, rule or regulation;

            (iii) the failure to have filed,  or any delay in filing,  financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables, the Related Contracts and the Related Security and Collections in respect thereof, whether at the time of any funding thereof or reinvestment or at any subsequent time;

            (iv)  any  failure  of  the   Servicer  to  perform  its  duties  or
                  obligations   in  accordance   with  the  provisions  of  this
                  Agreement;

            (v) the commingling of Collections at any time by the Servicer with other funds other than as specifically permitted herein;

            (vi) any action or omission by the Servicer reducing or impairing the rights of the Lenders with respect to any Receivable or the value of any Receivable; or

            (vii) any Collection Fees or other costs and expenses payable to any
                  replacement   Servicer,   to  the  extent  in  excess  of  the
                  Collection Fees payable to the Servicer hereunder; or

            (viii)any  claim   brought  by  any  Person  other  than  a  Special
                  Indemnified Party arising from any activity by the Servicer or its Affiliates in servicing, administering or collecting any Receivable.



                                   ARTICLE VI

                                  MISCELLANEOUS

      SECTION 6.1 Term of Agreement. This Agreement shall terminate on the date following the Termination Date upon which the amount of Outstanding Loans has been reduced to zero, and all accrued Interest, and all other amounts have been paid in full, in each case, in cash; provided, however, that (i) the rights and remedies of the Lender and the Funding Agent with respect to any representation and warranty made or deemed to be made by the Borrower pursuant to this Agreement and (ii) the agreements set forth in Sections 4.1, 5.7, 6.5, 6.6 and
6.7 hereof, shall be continuing and shall survive any termination of this Agreement.

      SECTION 6.2 Amendments, Etc. No failure or delay on the part of the Funding Agent or any Lender in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by the Borrower, the Servicer, the Originator, the Funding Agent and the Required APA Banks and PARCO and, if such amendment is material, the Rating Agencies, to the extent required by the terms and provisions of the commercial paper program of PARCO, have provided written confirmation that such amendment will not result in a reduction or withdrawal of the rating of the Commercial Paper; provided, however, that the consent of all of the Lenders hereto shall be required for any amendment, modification or supplement relating to (i) the definitions of "Eligible Receivables", "Termination Date", "Required APA Banks", "Required Balance", "Discount" and "Applicable Percentage" and any defined terms incorporated therein, (ii) the reduction or postponement of the time for payment of any fee or other amount payable to or on behalf of such Lenders or (iii) this Section
6.2 and provided, further, however that no such amendment or waiver shall, without the consent of all the Lenders, consent to or permit the assignment or transfer by the Borrower of any of its rights or obligations under this Agreement.

      SECTION 6.3 Notices, Etc. All notices, demands and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (which shall include electronic transmission), shall be personally delivered, express couriered, electronically transmitted (in which case a hard copy shall also be sent by regular mail) or mailed by registered or certified mail and shall, unless otherwise expressly provided herein, be effective when received at the address specified below for the listed parties or at such other address as shall be specified in a written notice furnished to the other parties hereunder.

         If to the Conduit Lender:

                  Park Avenue Receivables Corporation
                  c/o Global Securitization Services, LLC
                  114 West 47th Street, Suite 1715
                  New York, New York 10036

                  Attention:         President
                  Telephone:        (212) 302 5151
                  Telecopy:         (212) 302 8767

                  With a copy to the Funding Agent.

         If to the Borrower:

                  Rochford, Inc.
                  c/o J.H. Management Corporation
                  PO Box 4024
                  One International Place
                  Room 569
                  Boston, Massachusetts 02110

                  Attention:        R Douglas Donaldson
                  Telephone:       (617) 951 7690
                  Telecopy:        (617) 951 7050

         If to the Originator and Servicer:

                  IKON Capital PLC
                  Ikon House
                  Ullswater Crescent
                  Coulsdon
                  Surrey CR5 2EQ
                  Attention:        Philip Marshall
                  Telephone:        44 (0) 20 8668 7474
                  Telecopy:         44 (0) 20 8668 8877

         with a copy to:

                  IKON Office Solutions, Inc.
                  70 Valley Stream Parkway
                  Malvern, PA 19355
                  USA
                  Attention:        Kathy Burns
                  Telephone:        610 408 7165
                  Telecopy:         610 408 7022

         If to Funding Agent and APA Banks:

                  JPMorgan Chase Bank
                  4 New York Plaza
                  6th Floor
                  New York, NY 10004
                  Attention:       Christopher Lew
                  Telephone:       (212) 623 5508
                  Telecopy:.       (212) 623 5980

         with a copy to:

                  JPMorgan Chase Bank
                  500 Stanton Christiana Road
                  Newark, DE 19713
                  Attention:       Mark Connor
                  Telephone:      (302) 634 4218
                  Telecopy:       (302) 634-5490

      SECTION 6.4 Assignability. (a) This Agreement and each Lender's rights and obligations herein (including rights in the Receivables) shall be assignable by each Lender and its successors and assigns if the Funding Agent shall have received confirmation from each of the Rating Agencies that such assignment will not result in the withdrawal or downgrade of the then-current ratings of PARCO's outstanding Commercial Paper; provided, that no such confirmation shall be required if such assignment is made by PARCO to any other Lender hereunder or to any Lender that is a party to a liquidity facility supporting the Commercial Paper. Each assignee of Receivable or any interest therein shall notify the Funding Agent and the Borrower of any such assignment; provided, that no such notice shall be required if such assignment is made by PARCO to any other Lender hereunder or to any Lender that is a party to a liquidity facility supporting the commercial paper notes of PARCO. Each assignor of Receivables may, in connection with the assignment or participation, disclose to the assignee or participant any information, relating to the Borrower or the Receivables which was furnished to such assignor by or on behalf of the Borrower or by the Funding Agent; provided that prior to any such disclosure, the assignee or participant agrees to preserve the confidentiality of any confidential information relating to the Borrower and the Originator received by it from any of the foregoing entities.

(b) Without limiting the foregoing, the Conduit Lender may, from time to time with prior or concurrent notice to the Borrower and the Funding Agent, assign the Funding Limit and its rights and obligations under this Agreement and any other Transaction Documents to which it is a party to a Conduit Assignee with respect to the Conduit Lender; provided, however, that any such assignment shall be subject to the condition precedent that such assignment shall not result in adverse tax consequences or increased costs to the Originator. Upon such assignment by the Conduit Lender to a Conduit Assignee, (A) the related administrative or managing agent for such Conduit Assignee will act as the Funding Agent for such Conduit Assignee hereunder, (B) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties shall have the benefit of all the rights and protections provided to the Conduit Lender herein and in the other Transaction Documents (including, without limitation, any limitation on recourse against such Conduit Assignee), (C) such Conduit Assignee shall assume all of the Conduit Lender's obligations hereunder or under any other Transaction Document and the Conduit Lender shall be released from all such obligations, (D) all distributions in respect of the Outstanding Loans with respect to the Conduit Lender shall be made on behalf of such Conduit Assignee, (E) the definitions of the term "Interest" shall be determined in the manner set forth in the definition of "Interest" applicable to the Conduit Lender on the basis of the interest rate or discount applicable to commercial paper issued by such Conduit Assignee (rather than the Conduit Lender), (F) the defined terms and other terms and provisions of this Agreement and the other Transaction Documents shall be interpreted in accordance with the foregoing, and (G) if requested by the Funding Agent with respect to the Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Funding Agent may reasonably request to evidence and give effect to the foregoing.

(c) This Agreement and the rights and obligations of the Funding Agent herein shall be assignable by the Funding Agent and its successors and assigns; provided that any costs incurred by the Funding Agent in connection with such assignment shall be for the account of the Funding Agent.

(d) The Borrower may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Funding Agent, which consent will not be unreasonably withheld.

(e) Without limiting any other rights that may be available under applicable law, the rights of the Lenders may be enforced through them or by their agents.

      SECTION 6.5 Costs, Expenses and Taxes. (a) In addition to the rights of indemnification granted under Section 4.1 hereof, the Borrower agrees to pay on demand all costs and expenses of the Funding Agent and the Lenders and their respective Affiliates in connection with the preparation, execution, delivery, amendment and administration (including periodic auditing of Receivables) of this Agreement, or similar agreement relating to the Receivables and the other documents and agreements to be delivered hereunder and thereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Funding Agent, the Lenders and their respective Affiliates and agents with respect thereto (in accordance with the Fee Letter) and with respect to advising the Funding Agent, the Lenders and their respective Affiliates and agents as to their rights and remedies under this Agreement and all costs and expenses, if any (including reasonable counsel fees and expenses) of the Funding Agent, the Lenders and their respective Affiliates and agents, in connection with the enforcement of this

Agreement, and the other documents and agreements to be delivered hereunder and the fees and expenses of the Rating Agencies.

(b) The Borrower shall pay any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder. The Borrower agrees to save each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees, any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder. The Borrower agrees to save each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

      SECTION 6.6 No Proceedings; Limitation on Payments. (a) Each party hereto hereby covenants and agrees that it will not institute against, or join any other person in instituting against, PARCO any proceeding of the type referred to in paragraph (g) of Exhibit V so long as any Commercial Paper issued by PARCO shall be outstanding and there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper shall have been outstanding. Each of the Originator, the Funding Agent, each Lender, each assignee of a Receivable or any interest therein and each entity which enters into a commitment to acquire Receivables or interests therein hereby agrees that it will not institute against, or join any other person in instituting against, the Borrower any proceeding of the type referred to in paragraph (g) of Exhibit V so long as any Commercial Paper issued by PARCO to finance the Outstanding Loans shall be outstanding and there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper shall have been outstanding.

(b) Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, PARCO shall have no obligation to pay any amount required to be paid by it hereunder or thereunder in excess of any amount available to PARCO after paying or making provision for the payment of its Commercial Paper. All payment obligations of PARCO hereunder are contingent on the availability of funds in excess of the amounts necessary to pay its Commercial Paper; and each of the Borrower, the Originator, the Funding Agent and the Lenders agree that they shall not have a claim under
      Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation exceeds the amount available to PARCO to pay such amount after paying or making provision for the payment of its Commercial Paper. Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, the Borrower shall have no obligation to pay any amount required to be paid by it hereunder or thereunder in excess of any amount available to the Borrower after paying or making provision for the payment of the items set forth in Section 2.3(c)(i), (ii) and the first clause of (iii). All payment obligations of the Borrower hereunder are contingent on the availability of funds in excess of the amounts necessary to pay such items; and each of the Originator, the Funding Agent, the Lenders and the Affected Persons agree that they shall not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation exceeds the amount available to the Borrower to pay such amounts after paying or making provision for the payment thereof.

(c) No recourse under any obligation, covenant or agreement of the Conduit Lender contained in this Agreement shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of the Conduit Lender, the Funding Agent or manager of the Conduit Lender or any of its Affiliates (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceedings by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of the Conduit Lender, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of the Conduit Lender, the Funding Agent or the manager of the Conduit Lender or any of its Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of the Conduit Lender contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by the Conduit Lender of any such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.

(d) No recourse under any obligation, covenant or agreement of the Borrower contained in this Agreement shall be had against J.H. Management Corporation ("JHM") or any incorporator, stockholder, officer, director or employee of the Borrower or JHM, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of the Borrower, and that no personal liability whatever shall attach to or be incurred by the incorporators, stockholders, officers, directors or employees of the Borrower or JHM, or any of them under or by reason of any of the obligations, covenants or agreements of the Borrower contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by the Borrower of any of such obligations, covenants or agreements either at common law or at equity, or by statute or constitution, of JHM and every such incorporator, stockholder, officer, director or employee is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; provided, however, that nothing in this Section 6.6(d) shall relieve any of the foregoing persons or entities from any liability arising from his, her or its wilful misconduct or intentional misrepresentation.

(e) The provisions of this Section 6.6 shall survive any termination of this Agreement.

       SECTION 6.7 Confidentiality. Unless otherwise required by applicable law, rule, administrative order, decree or judicial process, the Borrower agrees to maintain the confidentiality of this Agreement (and all drafts thereof) and any information acquired respecting proprietary business information, trade secrets, customer lists and individual customer information in communications with third parties and otherwise; provided, that this Agreement may be disclosed (a) to third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Funding Agent, (b) to the Borrower' legal counsel and auditors if they agree to hold it confidential, (c) in connection with SEC filings (provided that such filings only refer to a multi-seller asset-backed commercial paper conduit sponsored by J.P. Morgan Chase and not specifically to PARCO), (d) with the prior written consent of the other party, and (e) to the Rating Agencies.

       SECTION 6.8 Governing Law; Submission to Jurisdiction

(a) This Agreement shall be governed by, and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws principles thereof). Each of the parties hereto hereby submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in The City of New York for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section
      6.8 shall affect the right of any party hereto to bring any action or proceeding against any party hereto or its respective properties in the courts of other jurisdictions.

(b) Each of the parties hereto hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise among any of them arising out of, connected with, relating to or incidental to the relationship between them in connection with this Agreement or the other Transaction Documents.

(c) This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

(d) The Originator shall appoint and at all times maintain an authorised agent in the State of New York upon whom process may be served in any action arising out of or based upon this Agreement or the transactions contemplated hereby that may be instituted in the United States District Court for the Southern District of New York and of any New York State court sitting in The City of New York by any party to this Agreement.

       SECTION 6.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

       SECTION 6.10 Tax Treatment. It is the intention of the Borrower and the Funding Agent that for federal, state and local income and franchise tax purposes, the Outstanding Loans will be treated as evidence of indebtedness of the Borrower secured by the Receivables, the Related Security and Collections and other proceeds thereof. The Borrower, the Funding Agent and the Conduit Lender and the other Lenders, by entering into this Agreement, intend to treat the Outstanding Loans as indebtedness.

       SECTION 6.11 Agent Conflict Waiver. The Funding Agent acts in various capacities with respect to the maintenance and administration of PARCO's commercial paper program (including, as Funding Agent for PARCO, as issuing and paying agent, as provider of other backup facilities, and as a provider of other services or facilities from time to time, the "Agent Roles"). Each of the parties hereto hereby acknowledges and consents to any and all Agent Roles, waives any objections it may have to any actual or potential conflict of interest caused by the Funding Agent acting as the Funding Agent for PARCO or as a related APA Bank or as a liquidity or credit support provider under PARCO's commercial paper program and acting as or maintaining any of the Agent Roles and, subject to the terms hereof and the IKON Loan Agreement, agrees that in connection with any Agent Role, the Funding Agent may take, or refrain from taking, any action which it in its discretion deems appropriate.

         The provisions of this Agreement and all related Transaction Documents shall be construed to further such intentions of the parties hereto.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



CONDUIT LENDER:                             PARK AVENUE RECEIVABLES CORPORATION

                                            By:

                                            Name:    ANDREW L. STIDD
                                            Title:   PRESIDENT



BORROWER:                                   ROCHFORD, INC.

                                            By:

                                            Name:    KAREN A. GRANQUIST
                                            Title:   SECRETARY



ORIGINATOR:                                 IKON CAPITAL PLC

                                            By:

                                            Name:    P. MARSHALL
                                            Title:   PRESIDENT



SERVICER:                                   IKON CAPITAL PLC

                                            By:

                                            Name:    P. MARSHALL
                                            Title:   PRESIDENT



FUNDING AGENT:                              JPMORGAN CHASE BANK

                                            By:

                                            Name:    LARA GRAFF
                                            Title: VICE PRESIDENT



APA BANKS:                                  JPMORGAN CHASE BANK

                                            Name:    BRADLEY S. SCHWARTZ
                                            Title: MANAGING DIRECTOR

                                    EXHIBIT I
                                   DEFINITIONS

         As used in the Agreement (including its Exhibits), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Adverse Claim" means a lien, security interest or other charge or encumbrance, or any other type of preferential arrangement.

         "Adverse  Selection  Test" shall bear the meaning  ascribed  thereto in
Section 8.2 of the Debenture.

         "Affected Person" has the meaning set forth in Section 2.6.

         "Affiliate" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person.

         "Aggregate Commitment" shall mean the Approved Currency Equivalent of $127,500,000.

         "Agreement" shall have the meaning assigned to such term in the preamble.

         "APA Banks" shall have the meaning assigned to such term in the preamble.

         "Applicable Lending Office" means, with respect to the Lender, its domestic lending office in the case of a Base Rate Tranche, and its Eurodollar lending office in the case of a Eurodollar Tranche.

         "Applicable Margin" means (i) for purposes of calculating the Eurodollar Rate at any time, a rate per annum equal to (x) the "Applicable Rate" applicable to a "Eurocurrency Loan" based on the "Index Debt" rating at such time, plus (y) 0.25%; and (ii) for purposes of calculating the Base Rate at any time, a rate per annum equal to (a) the "Applicable Rate" applicable to an "ABR Loan" based on the "Index Debt" rating at such time, plus (b) 0.25% (each such term as defined in Section 1.01 of the Credit Agreement, dated as of May 24, 2002, among the Borrowers party thereto, the Lenders party hereto, J.P. Morgan Bank Canada, JPMorgan Chase Bank, Bank of America, N.A. and Wachovia Bank, National Association, as amended, supplemented or otherwise modified from time to time).

         "Applicable Multiplier" means (a) at any time and for so long as the long-term senior, unsecured, unsubordinated credit rating assigned to Parent by S&P or Moody's is BB+ or Bal or higher, respectively, three, (b) at any time and for so long as the long-term senior, unsecured, unsubordinated credit rating assigned to Parent by S&P or Moody's is below BB+ or Bal and above BB- or Ba3, respectively, four and (c) at any time and for so long as the long-term senior, unsecured, unsubordinated credit rating assigned to Parent by S&P or Moody's is BB- or Ba3 or below, respectively, five.

         "Applicable Percentage" means, a percentage equal to the greater of (i) 14% or (ii) the product of (a) Applicable Multiplier, (b) the weighted average life of all Receivables expressed in years and fractions thereof and as reported in the most recent Servicer Report and (c) the average of the Default Ratios for the twelve months preceding the related date of such Incremental Borrowing.

         "Approved Currency" shall mean United States dollars and Sterling.

         "Approved Currency Equivalent" shall mean the value expressed in Approved Currencies as determined by the Applicable Forward Rate(s) or the applicable FX Hedging Agreements.

         "Applicable Forward Rate" has the meaning ascribed to it in the IKON Loan Agreement.

         "Asset Purchase Agreement" shall mean each asset purchase agreement, liquidity asset purchase agreement, or other similar agreement pursuant to which any bank or group of banks or financial institutions agrees to purchase or make loans secured by (or otherwise advance funds against) all or any portion of PARCO's interest in the funded Receivables, Related Security and Collections in order to support PARCO's repayment of the Commercial Paper issued to fund or maintain such interest.

         "Bankruptcy Code" shall mean the United States Federal Bankruptcy Code, 11 U.S.C. ss.ss. 101-1330, as amended.

         "Base Rate" shall mean with respect to PARCO prior to the Termination Date or the occurrence and continuation of a Trigger Event or Potential Trigger Event, a rate per annum equal to the sum of (x) the greater of (i) the prime rate of interest announced by the Funding Agent from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by the Funding Agent) and (ii) the sum of (A) 1.50% and (B) the rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Funding Agent from three Federal funds brokers of recognized standing selected by it and (y) the Applicable Margin.

         "Base Rate Tranche" means, with respect to any Lender, a Tranche funded or maintained by such Lender as to which Interest is calculated at the Base Rate.

         "Base Rate Tranche Period" shall mean, with respect to a Base Rate Tranche, either (i) prior to the Termination Date, a period of up to thirty (30) days requested by the Borrower and agreed to by the Lender commencing on a Business Day requested by the Borrower and agreed to by the Lender, or (ii) after the Termination Date, a period of one (1) day. If such Base Rate Tranche Period would end on a day which is not a Business Day, such Base Rate Tranche Period shall end on the next succeeding Business Day.

         "Blended PARCO Cap Strike Price" shall mean as of the related Settlement Date, a per annum rate equal to the weighted average of all PARCO Cap Strike Prices then in effect.

         "Bundled Invoice" means an invoice delivered to an Obligor in respect of both the Contract and in respect of equipment maintenance services and/or supplies provided to the Obligor by a Person other than the Originator.

         "Business Day" means any day on which (i) banks are not authorized or required to close in New York City [and London] and (ii) if this definition of "Business Day" is utilized in connection with the Eurodollar Rate, dealings are carried out on the London interbank market.

         "Closing Date" means 30 March, 2001.

         "Collection Fee" has the meaning specified in Section 2.4(c) of the Agreement.

         "Collections" means, with respect to any Receivable, (i) all cash collections and other cash proceeds of such Receivable, including, without limitation, all cash proceeds of Related Security with respect to such Receivable (including, without limitation, payments under the related Contract due upon or in connection with (a) Obligor's default under the Contract or (b) loss, theft or damage to the related Equipment) (ii) any Collection of such Receivable deemed to have been received pursuant to the Agreement; and (iii) all amounts received under the PARCO Cap; provided, that Collections shall not include collections which represent the payment of (x) maintenance charges or
(y) insurance premiums or (z) any amount attributable to value added tax;

         "Commercial Paper" means the short-term promissory notes of PARCO issued by PARCO in the United States commercial paper market.

         "Commitment" means, respectively, the Commitment of each APA Bank as set forth below such APA Bank's name on the signature pages to the Asset Purchase Agreement or as set forth in the assignment agreement or the assumption agreement pursuant to which such APA Bank became a party thereto.

         "Commitment Expiry Date" shall mean the earliest to occur of (i) the date on which all amounts due and owing to the Lenders under the Agreement and the other Transaction Documents have been paid in full, (ii) the date on which the Commitments have been reduced to zero pursuant to the terms of the Asset Purchase Agreement and (iii) the Scheduled Termination Date.

         "Conduit Assignee" shall mean, with respect to the Conduit Lender, any commercial paper conduit that issues commercial paper rated at least A-1 by S&P and P1 by Moody's administered by the Funding Agent with respect to such Conduit Lender and designated by the Funding Agent to accept an assignment from the Conduit Lender of the Conduit Lender's rights and obligations pursuant to
Section 6.4.

         "Contract" means a closed-end lease agreement between the Originator and an Obligor having an original lease/loan term not exceeding 72 months, in substantially the form of one of the forms of written contract set forth in Annex A hereto or otherwise provided to and approved by the Funding Agent pursuant to or under which such Obligor shall be obligated to pay for the lease of Equipment.

         "Consolidated Net Worth" shall be determined in accordance with GAAP and shall mean the sum (as reflected in the consolidated balance sheet of Parent and its Consolidated Subsidiaries) of (i) the stated dollar amount of outstanding capital stock plus, (ii) the stated dollar amount of additional paid in capital, if any, plus (iii) the amount of surplus and retained earnings minus, (iv) the cost of treasury shares and the excess of redemption value over the stated value of preferred stock of Parent and its Consolidated Subsidiaries.

         "Consolidated Subsidiary" means any corporation of which Parent directly or indirectly owns or controls at least a majority of the outstanding stock having general voting power, including without limitation the right, under ordinary circumstances, to vote for the election of a majority of the Board of Directors of such corporation.

         "CP Rate" shall mean, with respect to any CP Tranche funded or maintained by PARCO, the rate equivalent to the weighted average of (i) the weighted average of the discount rates on all of PARCO's Commercial Paper issued at a discount and outstanding during the related Settlement Period, converted to an annual yield-equivalent rate on the basis of a 360-day year, which rates shall include dealer fees and commissions and (ii) the weighted average of the annual interest rates payable on all interest-bearing PARCO Commercial Paper outstanding during the related Settlement Period, on the basis of a 360-day year, which rates shall include dealer fees and commissions; provided, that to the extent that the CP Tranche is funded by a specific issuance of PARCO's Commercial Paper, the "CP Rate" shall equal the rate or weighted average of the rates applicable to such issuance.

         "CP Tranche" means a Tranche funded or maintained by PARCO as to which Interest is calculated at the CP Rate.

         "CP Tranche Period" shall mean, with respect to a CP Tranche, a period of days not to exceed 30 days commencing on a Business Day requested by the Borrower and agreed to by the Lenders pursuant to Section 2.13 of the Agreement.

         "Credit and Collection Policy" means those receivables collection policies and practices of the Originator in effect on the date of the Agreement and described in Schedule I hereto, as modified in compliance with the Agreement from time to time.

         "Debenture" means the debenture dated 30 March, 2001 between the Originator and the Lender.

         "Debt" means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services (other than in the ordinary course of business), (iv) obligations as Obligor under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases and (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.

         "Default Ratio" means the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (i) the aggregate Outstanding Balance of all Receivables that became Defaulted Receivables during such month by (ii) the aggregate Outstanding Balance of all Receivables on the last day of such month and multiplying by twelve.

         "Defaulted Receivable" means a Receivable:

      (i) as to which any payment, or part thereof, remains unpaid for more than 120 days from the original due date for such payment;

      (ii) as to which the Obligor thereof or any other Person obligated thereon or owning any Related Security in respect thereof has taken any action, or suffered any event to occur, of the type described in paragraph (g) of Exhibit V; or

      (iii) which, consistent with the Credit and Collection Policy, would be written off the Originator's books as uncollectible.

         "Delinquency Ratio" means the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (i) the aggregate amount of all Related Contracts having one or more Receivables that were Delinquent Receivables on such day by (ii) the aggregate amount of all Related Contracts on such day.

         "Delinquent Receivable" means a Receivable:

                           (i) as to which any payment, or part thereof, remains unpaid for 60 or more days from the original due date for such payment; or

                           (ii) which, consistent with the Credit and Collection Policy, would be classified as delinquent by the Originator.

         "Designated Account" means an account in the name of and owned by the Funding Agent, designated by the Funding Agent in a writing delivered to the Borrower, for the purpose of receiving Collections of Receivables.

         "Discount" means, with respect to any group of Receivables, the product of (a) the aggregate Outstanding Balance of the Related Contracts relating to such Receivables and (b) the Applicable Percentage in respect of such Receivables.

         "Dollars" and "$" means the lawful currency for the time being of the United States of America.

         "Dollar Equivalent" means, in relation to a sterling denominated amount, such amount converted to dollars at the Applicable Forward Rate.

         "Eligible Receivable" means, at any time, a Receivable:

                  (i) the Obligor of which (a) is a United Kingdom  resident and
         (b) is not an Affiliate of the Borrower;

                  (ii) the Obligor of which has not been disapproved (notice of which shall have been given to the Borrower) by the Funding Agent on or prior to the date of the relevant Incremental Borrowing and which, at the time of the relevant Incremental Borrowing, is not the Obligor of any Defaulted Receivables;

                  (iii) which is not a Defaulted Receivable or (on the date of the relevant Incremental Borrowing) a Delinquent Receivable; which arises under a Contract duly authorized by the parties thereto (which parties had the legal capacity to enter into such Contract) which is in full force and effect and which is legal valid and binding obligation of the related Obligor, enforceable against such Obligor in accordance with its terms;

                  (iv) (a) which arises under a Contract with a remaining term of not more than 60 months; provided, that Contracts having an aggregate Outstanding Balance of not greater than 5% of the aggregate Outstanding Balance of all Eligible Receivables may have a remaining term of up to 72 months;

                  and

                  (b) which, according to such Contract, consists of substantially equal quarterly or more frequent Periodic Payments which are required to be paid within 30 days of the billing date therefor; provided, that Contracts having an aggregate Outstanding Balance of not greater than 2% of the aggregate Outstanding Balance of all Eligible Receivables may have payments which are not substantially equal monthly payments or which are required to be paid within up to 90 days of the billing date;

                  (v) which is originated by the Originator in its ordinary course of business and is denominated and payable in Sterling in the United Kingdom;

                  (vi) which arises under a Contract (a) which has not been amended, modified, or altered in any material respect (except in writing and copies of any such writing is attached to the Contract) and
         (b) which has been duly authorized and which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable enforceable against such Obligor in accordance with its terms and is not subject to any dispute, offset, counterclaim or defense whatsoever (except as limited by applicable bankruptcy law), (c) in respect of which, prior to the date it is funded hereunder, the Equipment has been delivered and accepted, (d) which pursuant to its terms may not be cancelled, terminated or prepaid by the Obligor before the end of its stated term (other than Contracts which contain early termination or prepayment clauses which require the Obligor to pay the remainder of all scheduled payments under such Contract upon cancellation or prepayment, and, in the case of Contracts related to Governmental Obligors, by reason of nonrenewal of appropriations), and (e) which, if related to a Governmental Obligor, has not been cancelled before the end of its stated term by reason of nonrenewal of appropriations;

                  (vii) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth in lending, consumer leasing, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which none of the Borrower, the Originator or the related Obligor is in violation of any such law, rule or regulation in any material respect;

                  (viii) with regard to which there exists only one executed original Contract, which is in the possession of the Originator;

                  (ix) which was selected for funding by a procedure not designed to adversely affect the credit quality of the Receivables;

                  (x) which represents payments due to the Originator and does not represent (otherwise than in the case of a Receivable in respect of which a Bundled Invoice is delivered only to the extent that the Outstanding Balance of Contracts in respect of which Bundled Invoices are delivered does not exceed 10% of the Outstanding Balance of all Related Contracts) any payments payable for the account of any Person other than the Originator under the Contract relating to such Receivable or any sales or use tax payable under such Contract;

                  (xi) which was originated by the Originator in accordance with, and otherwise satisfies all applicable requirements of, the Credit and Collection Policy;

                  (xii) which, after giving effect to the financing thereof, would not result in the aggregate Outstanding Balance of Related Contracts of any single Obligor (excluding for these purposes any Governmental Obligor) exceeding 1.5% of the aggregate Outstanding Balance of all Related Contracts;

                  (xiii) as to which, at or prior to the time of the Incremental Borrowing, the Funding Agent has not notified the Borrower that such Receivable (or class of Receivables) is not acceptable for financing hereunder;

                  (xiv) the transfer or assignment of which does not require the Obligor's consent, and which does not contravene any applicable law, rule or regulation;

                  (xv) with respect to which (a) the related Obligor has not been released, (b) the Related Contract has not been satisfied, cancelled, subordinated or rescinded, and (c) no Equipment subject to the Related Contract has been released from the Related Contract;

                  (xvi) which Equipment subject to the related Contract has not been released and such Contract requires the related Obligor to maintain insurance on such Equipment in an amount sufficient to fully insure such Equipment;

                  (xvii) which has a Yield of at least 5% per annum;

                  (xviii) the Receivable was entered into on the terms of the Contract and was used for the jurisdiction of residence of the Obligor and the form and terms of the Contact comply with the Consumer Credit Act 1974, where applicable (save for any non-compliance which would not reduce the value of the Receivable);

                   (xix) the Receivable is governed by English law and is a legal, valid and binding obligation of the relevant Obligor and, subject to any laws from time to time in effect relating to bankruptcy, sequestration or liquidation or any other laws or other legal procedures affecting generally the enforcement of creditors' rights, is enforceable in accordance with its terms;

                  (xx) the Receivable was entered into without any conduct constituting fraud or misrepresentation or breach of the Consumer Credit Act 1974 on the part of any person which conduct would entitle the relevant Obligor or any person to claim against the Originator in respect of such conduct or entitle the relevant Obligor to repudiate any of its obligations under such Receivable;

                  (xxi) no Receivable is an extortionate credit bargain within the meaning of ss 137 to 139 Consumer Credit Act 1974;

                  (xxii) each Receivable has been concluded at arm's length and the relevant Obligor has entered into the relevant Receivable at his own will and not under any undue influence;

                  (xxiii) to the extent that any Receivable was entered into between the Originator and a "consumer" resident in the United Kingdom and such Receivable was not "individually negotiated" with such consumer (as such terms are defined in the Unfair Terms in Consumer Contracts Regulations 1999 (the "Regulations")), (a) none of the terms contained in such Receivables are unfair terms within the meaning of the Regulations and no injunction has been granted by the court pursuant to regulation 12 of the Regulations which might prevent or restrict the use in a Receivable of any particular term or the enforcement of any such term and (b) in carrying out the procedures for enabling Obligors to enter into such Receivables, the Originator complied with the Regulations and, in particular, ensured that each Obligor had a real opportunity of becoming acquainted with the terms of the relevant Receivable before the conclusion of the Receivable;

                  (xxiv) the Originator is the absolute beneficial owner of the Receivable free from any charge, encumbrance or lien save for those created by the Originator in favour of the Lender by or pursuant to the Security Agreements;

                  (xxv) if the Receivable is not settled in full on its due date, the Originator will have full recourse to the relevant Obligor, pursuant to the terms of the related Contract, to the extent of any shortfall;

                  (xxvi) the Receivable can be clearly segregated, identified and monitored in the books and records of the Originator and payments made by an Obligor relating thereto will be on their receipt, clearly identifiable in the records and/or bank accounts of the Originator;

                  (xxvii) the Receivable is not subject to withholding taxes;

                  (xxviii) all required consents approvals and authorisations in the relevant jurisdiction have been obtained in relation to the Receivable; and

                  (xxix)  with  respect  to each  Receivable  and  the  relevant
         Equipment the Contract requires the related Obligor to maintain insurance on such Equipment in an amount sufficient to fully insure such Equipment.

         "Equipment" with respect to any Receivable means office, business or other equipment leased or sold to an Obligor by the Originator pursuant to a Contract (including any modifications or substitutions of equipment pursuant to the original Contract giving rise to such Receivable).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Eurodollar Rate" shall mean, with respect to any Eurodollar Tranche funded or maintained by any Lender (or any liquidity or credit support provider of PARCO) prior to the Termination Date or the occurrence and continuation of a Trigger Event or Potential Trigger Event, the Applicable Margin plus a rate per annum equal to the sum (rounded upwards, if necessary, to the next higher 1/100 of 1%) of (i) the rate obtained by dividing (A) the applicable LIBOR Rate by (B) a percentage equal to 100% minus the reserve percentage used for determining the maximum reserve requirement as specified in Regulation D (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is applicable to the Funding Agent during the related Settlement Period in respect of eurocurrency or eurodollar funding, lending or liabilities (or, if more than one percentage shall be so applicable, the daily average of such percentage for those days in such Settlement Period during which any such percentage shall be applicable) plus (ii) the then daily net annual assessment rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) as estimated by the Funding Agent for determining the current annual assessment payable by the Funding Agent to the Federal Deposit Insurance Corporation in respect of eurocurrency or Eurodollar funding, lending or liabilities.

         "Eurodollar Tranche" means a Tranche funded or maintained by the Lender as to which Interest is calculated at the Eurodollar Rate.

         "Eurodollar Tranche Period" shall mean, with respect to a Eurodollar Tranche, prior to the Termination Date, a period of up to 30 days requested by the Borrower and agreed to by the Lender and the Funding Agent commencing on a Business Day requested by the Borrower and agreed to by the Lender and the Funding Agent; provided, however, that if such Eurodollar Tranche Period would expire on a day which is not a Business Day, such Eurodollar Tranche Period shall expire on the next succeeding Business Day; provided, further, that if such

Eurodollar Tranche Period would expire on (a) a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Eurodollar Tranche Period shall expire on the next preceding Business Day or (b) a Business Day for which there is no numerically corresponding day in the applicable subsequent calendar month, such Eurodollar Tranche Period shall expire on the last Business Day of such month.

         "Excess Spread" shall mean as of the related Settlement Date, the weighted average Yield of all Funded Receivables, less:

         (A) the Blended PARCO Cap Strike Price;

         (B) the Collection Fee; and

         (C) the Applicable Margin.

         "Fee Letter" has the meaning set forth in Section 2.4 of the Agreement.

         "Finance Leasing Subsidiary" means the Originator, IKON Capital Inc., a Canadian corporation, IKON Capital, PLC, a British company, IKON Office Solutions Dublin Limited, an Irish company, IKON Leasing GmbH, a German company, and their respective subsidiaries, any successors to such corporations, and such additional subsidiaries whose primary business is the leasing or other financing of products distributed by Parent and its subsidiaries.

         "Fitch" means Fitch IBCA Limited.

         "Fixed Charges Coverage Ratio" means the ratio of (x) consolidated operating income to (y) interest costs, excluding interests costs of Finance Leasing Subsidiaries.

         "Funded Assets" means each Funded Receivable and all Related Security and Collections with respect thereto.

         "Funded Receivables" means all of the Receivables funded by PARCO under this Agreement.

         "Funding Agent" shall mean JPMorgan Chase Bank, its successors and permitted assigns.

         "Funding Agent's Account" means account numbers 24214601 (in respect of Stirling) and 23454907 (in respect of Dollars) of the Funding Agent held with JPMorgan Chase Bank London.

         "Funding Limit" means $125,000,000 or such amount as may be amended by the parties in writing from time to time.

         "FX Counterparty" shall mean (i) on the Closing Date, JPMorgan Chase Bank and (ii) thereafter any FX counterparty or counterparties in any FX Hedging Agreement, which has a short-term unsecured rating of at least "A-1" by S&P and "P-1" by Moody's.

         "FX Hedging Agreements" shall mean each hedging agreement entered into by the FX Counterparty and the Borrower for the purpose of managing currency risk by way of a series of spot and forward foreign exchange agreements.

         "GAAP" shall mean generally accepted accounting principles in the United States, set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial

Accounting Standards Board or in such other statements by such accounting profession, which are in effect as of the date of this Agreement.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Governmental Obligor" means an Obligor that is the federal government, the government of any state or governmental subdivision or any agency of the federal government or the government of any state.

         "IKON Group" means, collectively, the Originator, the Parent and IKON Office Solutions Dublin Limited.

         "IKON Loan Agreement" shall mean the loan agreement, dated as of 30 March, 2001 between, inter alia, the Originator, IKON Office Solutions Dublin Limited, Rochford, Inc., and JPMorgan Chase Bank as Funding Agent.

         "Indemnified Amounts" has the meaning specified in Section 4.1 of the Agreement.

         "Indemnified Party" has the meaning specified in Section 4.1 of the Agreement.

         "Interest" shall mean, with respect to any Tranche Period:

         (TR x TOL x       AD)
                           YD

         Where:

         TR =     the Tranche Rate applicable to such Tranche Period;

         TOL = the portion of the Outstanding Loans allocated to such Tranche Period;

         AD =     the actual number of days during such Tranche Period; and

         YD = either (i) if the Tranche Rate is the CP Rate or the Eurodollar Rate, 360 or (ii) if the Tranche Rate is the Base Rate, 365 or 366, as applicable.

         provided, however, that (i) Interest shall include any commissions or fees payable to PARCO's commercial paper placement agents in connection with the sale of commercial paper related to this Agreement and (ii) no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum amount permitted by applicable law; and provided, further, that Interest shall not be considered paid by any distribution if, at any time, such distribution is rescinded or must be returned for any reason.

         "Investment Grade" means, with respect to any entity's long-term public senior debt securities, a rating of at least "BBB-" by S& P and of at least "Baa3" by Moody's.

         "IOL Debenture" means the debenture dated 30 March, 2001 between, inter alia, IKON Office Solutions Dublin Limited and the Lender.

         "Lender" means the Conduit Lender and the APA Banks to the extent of its interest in the Loans.

         "LIBOR Rate" shall mean, with respect to any Eurodollar Tranche funded or maintained by the Lender (or any liquidity or credit support provider of PARCO), the rate at which deposits in Dollars are offered to the Funding Agent, in the London interbank market at approximately 11:00 a.m. (London time) two Business Days before the first day of the related Settlement Period in an amount approximately equal to the portion of Outstanding Loans to which the Eurodollar Rate is to apply and for a period of time approximately equal to the applicable Settlement Period.

         "Loan" has the meaning set forth in Section 2.1(a) of the Agreement.

         "Loan Amount" shall mean, with respect to any Incremental Borrowing, the amount paid to the Borrower by a Lender as described in the applicable Loan Certificate. The Loan Amount for any Loan shall be comprised of a cash component equal to the Outstanding Loans.

         "Loan Date" shall mean, with respect to each Loan, the Business Day on which such Loan is made.

         "Material Adverse Change" means any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of the Agreement or any other Transaction Document, (b) is or could reasonably be expected to be material and adverse to the business, properties, assets, financial condition, results of operations or prospects, taken as a whole, of the Borrower, the Servicer, the Originator or the Originator or any of their successors or assigns (the "Parties"), (c) impairs materially or could reasonably be expected to impair materially the ability of the Parties to duly and punctually pay or perform their respective obligations under the Agreement or any other Transaction Document, or (d) impairs materially or could reasonably be expected to impair materially the ability of the Funding Agent or the Lender, to the extent permitted, to enforce their legal remedies pursuant to the Agreement or any other Transaction Document.

         "Maximum PARCO Cap Strike Price" means (i) the weighted average Yield as of the Loan Date of the Funded Receivables minus (ii) the Collections Fee minus (iii) the Applicable Margin minus (iv) 3.68%.

         "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

         "Notice of Borrowing" has the meaning set forth in Section 2.2(a)(ii).

         "Obligor" means a Person obligated to make payments pursuant to a Contract; provided that in the event that any payments in respect of a Contract are made by any other Person, such other Person shall be deemed to be an Obligor.

         "Official Body" shall mean any nation or government, any state or other political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

         "Originator" shall means IKON Capital Plc and its successors and assigns in such capacity.

         "Other Corporations" means the Parent, the Originator and all of the Parent's Subsidiaries.

         "Outstanding Balance" of any Contract or Receivables with respect thereto at any date means the net present value of the total Periodic Payments due to the Originator over the remaining term of the Contract or that have become due and payable on or prior to such date but remain unpaid on such date (net of any security deposits or advance rental payments received by the Originator) and not yet paid by the Servicer pursuant to the provisions of Section 2.3(b), discounted monthly at the Yield in relation to such Contract or Receivable as determined by subtracting all amounts representing unearned interest from the aggregate amount of such Periodic Payments.

         "Outstanding Loans" shall mean the sum of the cash amounts paid to the Borrower by the Lender in connection with each Incremental Borrowing minus (a) the aggregate amount of proceeds of Collections received by and applied by the Funding Agent to reduce such Outstanding Loans pursuant to Section 2.3 of the Agreement; (b) the Dollar Equivalent of any amounts on deposit in the Funding Agent's Account pursuant to Section 2.6(d); and (c) any additional amounts paid to the Lender by the Borrower pursuant to the Agreement; provided that the Outstanding Loans shall be restored and reinstated in the amount of any Collections so received and applied if, at any time, the distribution of such Collections is rescinded or must otherwise be returned for any reason.

         "PARCO" shall mean Park Avenue Receivables Corporation, a Delaware corporation.

         "PARCO Cap" means the interest rate cap or other hedging arrangement entered into by the Borrower (or the rights under which have been assigned to the Borrower) for the purpose of hedging the interest rate risk associated with Receivables bearing interest at a fixed rate, which cap (A) shall have a "strike price" ("Parco Cap Strike Price") less than or equal to the Maximum PARCO Cap Strike Price, (B) shall be entered into with a cap provider having a short term rating of at least A-1 by S&P and P-1 by Moody's, (C) shall have a maturity date no earlier than the final scheduled payment with respect to the last maturing Funded Receivables, (D) shall be based upon the one-month LIBOR Rate, (E) on the date it is entered into, and at all times thereafter, it shall have a notional amount equal to or greater than the Outstanding Loans, (F) shall provide that payments thereunder by the counterparty to the PARCO Cap shall be made directly to the Funding Agent Account, and (H) shall provide that it may not be amended, terminated, waived, assigned or otherwise modified without the prior written consent of the Funding Agent.

         "PARCO Termination Event" means (i) the providers of PARCO's program liquidity and/or letter of credit facilities shall have given notice that an event of default has occurred and is continuing under their respective agreements with PARCO or (ii) the expiration of the commitments of all liquidity providers under the Asset Purchase Agreement, notice of which, in each circumstance shall be given to the Borrower and the Originator.

         "Parent" means IKON Office Solutions, Inc., an Ohio corporation.

         "Periodic Payments" means the aggregate base rental amounts coming due on a periodic basis pursuant to the Contracts giving rise to Receivables, excluding any maintenance charges or any amount attributable to value added tax or, with respect to Contracts covering photocopiers, any per copy charges.

         "Permitted Termination" means a termination of an existing Related Contract (the "Terminated Contract") where the Obligor has entered into a new Contract which has been either approved by the Funding Agent or: (i) in relation to which the Receivables are Eligible Receivables; (ii) which has an Outstanding Balance equal to or greater than the existing Related Contract; (iii) which has been specified in a List of Contracts delivered to the Funding Agent pursuant to paragraph (e) of Exhibit IV hereof; (iv) in relation to any termination after the Scheduled Termination Date, has a Yield equal to or greater than that of the Terminated Contract; and (v) in relation to any termination after the Scheduled Termination Date, does not have a term which is longer than the Terminated Contract.

         "Person" means an individual, partnership, corporation (including a business trust), limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         "Potential Trigger Event" means an event that but for notice or lapse of time or both, in each case, as specified in Exhibit V would constitute a Trigger Event.

         "Pro Rata" means, with respect to any Lender, pro rata based on such Lender's Outstanding Loans, so long as PARCO is the sole Lender, its Pro Rata Share of any amount shall be equal to 100% of such amount.

         "Program Fee" is defined in the Fee Letter.

         "Rating  Agencies"  means S&P and  Moody's  and,  for the  purposes  of
Section 6.7 of this Agreement and Section 9.06 of the IKON Loan Agreement only, Fitch.

         "Receivable" means the obligations of any Obligor under a Related Contract and includes monies received subsequent to the related Incremental Borrowing with respect to (i) all Periodic Payments and (ii) all obligations of such Obligor to pay interest or finance charges and other obligations of such Obligor (other than obligations in respect of taxes or insurance or similar escrow arrangements of any kind) with respect thereto, and all other payments (other than in respect of taxes or insurance or similar escrow arrangements of any kind) received by the Originator pursuant to such Contract, excluding any maintenance charges or, with respect to Contracts covering photocopiers, any per copy charges. A Receivable arising under a Related Contract for which the Outstanding Balance has been collected shall no longer constitute a "Receivable" outstanding hereunder.

         "Related Contract" means a Contract included in the List of Contracts delivered to the Funding Agent pursuant to paragraph (e) of Exhibit IV hereof; provided, that after the Outstanding Balance of such Contract has been collected, it shall no longer constitute a "Related Contract" hereunder.

         "Related Security" means with respect to any Receivable:

                  (i) all security interests or liens and property (including without limitation Equipment) securing or purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

                  (ii) all guaranties (other than the Support Agreement), insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable (or insuring for loss or liability with respect to the related Equipment), whether pursuant to the Contract related to such Receivable or otherwise and all of the Originator's and the Borrower's rights (if any) to recourse, repurchase or indemnity against any Person with respect to such Receivable; and

                  (iii) the related Contract and all other books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Receivable and the related Obligor.

         "Required APA Banks" shall mean the APA Banks having Commitments which, in the aggregate, equals at least 662/3% of the Aggregate Commitment, or, if the Commitments have been terminated, having Outstanding Loans, which in the aggregate, equals at least 662/3% of the aggregate Outstanding Loans; provided that the Commitment or Outstanding Loans of any APA Bank that has not paid all amounts due and owing by it in respect of such Loans (or portion thereof) that it was obligated to make, shall not be included in any calculations made pursuant to this definition.

         "Required Balance" means, with respect to any Settlement Date, an amount equal to (a) the aggregate Outstanding Loans on such Settlement Date divided by (b) (i) one minus (ii) the Applicable Percentage.

         "Revolving Credit Note" shall mean each promissory note of the Borrower payable to the order of the Lenders in respect of obligations under the Agreement, substantially in the form of Annex C-1 and any promissory note of the Borrower issued in substitution thereof.

         "S&P" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. and any successor thereto.

         "Scheduled Termination Date" shall mean the Scheduled Commitment Termination Date as defined in the Asset Purchase Agreement.

         "Security Agreements" means the Debenture, the IOL Debenture and the declaration of trust to be made on or about the date hereof by IKON Capital plc in favour of Rochford, Inc. in respect of the accounts to which Collections are to be credited.

         "Servicer"  means at any time the Person  then  authorized  pursuant to
Section 5.1 of the Agreement to administer and collect Receivables.

         "Servicer Report" means a report, in substantially the form of Annex B hereto, furnished by the Servicer to the Funding Agent pursuant to Section 5.2 of the Agreement.

         "Settlement Date" means the fifteenth day of each calendar month, or, if such day is not a Business Day, the next succeeding Business Day.

         "Settlement Period" means: (i) initially, the period commencing on (and including) the date of the initial funding of the applicable Receivables and ending on (and including) the last day of the calendar month in which such Settlement Period began, and (ii) thereafter, each calendar month, provided, that:

                  (i) any Settlement Period (other than of one day) which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day; and

                  (ii) in the case of any Settlement Period which commences before the Termination Date and would otherwise end on a date occurring after the Termination Date, such Settlement Period shall end on the Termination Date and the duration of each Settlement Period which commences on or after the Termination Date shall be of such duration as shall be selected by the Funding Agent.

         "SFAS" means the Statement on Financial Accounting Standards issued by the American Institute of Certified Public Accountants from time to time.

         "Special Indemnified Amounts" has the meaning specified in Section 5.7 of the Agreement.

         "Special Indemnified Party" has the meaning specified in Section 5.7 of the Agreement.

         "Sterling" means the lawful currency for the time being of the United Kingdom.

         "Sterling Equivalent" means, in relation to a dollar denominated amount, such amount converted to sterling at the rate of exchange specified in the relevant FX Hedging Agreement.

         "Subsidiary" means any corporation or other entity of which securities having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Originator or the Parent, as the case may be, or one or more Subsidiaries, or by the Originator or the Parent, as the case may be, and one or more Subsidiaries.

         "Termination Date" shall mean the earliest of (i) the Business Day designated by the Borrower (with the prior written consent of the Originator) to the Funding Agent as the Termination Date at any time following forty-five (45) days' written notice to the Funding Agent, (ii) the day upon which a Termination Date is declared or automatically occurs relating to a Trigger Event pursuant to
Section 3.3 and (iii) the Commitment Expiry Date.

         "Tranche" shall mean a portion of the Outstanding Loans allocated to a Tranche Period pursuant to Section 2.13 of the Agreement.

         "Tranche Period" shall mean a CP Tranche Period, a Base Rate Tranche Period or a Eurodollar Tranche Period.

         "Tranche Rate" means, with respect to any Tranche, the rate (which shall be either the CP Rate, Base Rate, or the Eurodollar Rate as selected at the sole discretion of the Funding Agent) at which such Tranche is funded or maintained by the applicable Lender; it being understood that at all times on and after the occurrence and continuation of a Trigger Event, the Tranche Rate with respect to any Tranche, for any Lender shall be equal to the Base Rate applicable to such Lender plus 2.00% per annum.

         "Transaction Document" means any of the Agreement, the Security Agreements, the IKON Loan Agreement, the Asset Purchase Agreement and all other agreements and documents delivered and/or related hereto or thereto.

         "Trigger Event" has the meaning specified in Exhibit V.

         "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

         "Yield" shall mean the implied per annum interest rate used by the Originator in originating such Receivable.

         All terms used in Article 9 of the UCC in the State of New York and not specifically defined herein, are used herein as defined in such Article 9.

                                   EXHIBIT II

                              CONDITIONS PRECEDENT

1. Conditions Precedent to initial Incremental Borrowing. The initial Incremental Borrowing is subject to the conditions precedent that the Funding Agent shall have received on or before the date of such initial Incremental Borrowing the following, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Funding
         Agent:

(a) Certified copies of the resolutions of the Board of Directors of the Borrower approving the Transaction Documents and all related actions, and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Transaction Documents and such actions.

(b) Certified copies of the resolutions of the Board of Directors of the Originator approving the Transaction Documents and all related actions, and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Transaction Documents and such actions.

(c) A certificate of the Secretary or Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower, authorized to sign the Transaction Documents and the other documents to be delivered by it thereunder.

(d) A certificate of the Secretary or Assistant Secretary of the Originator certifying the names and true signatures of the officers of the Originator authorized to sign the Transaction Documents and the other documents to be delivered by it thereunder.

(e) Acknowledgement copies or time stamped receipt copies of proper statements, duly filed on or before the initial Incremental Borrowing (or such later date as determined by the Funding Agent) under the UCC of all jurisdictions that the Funding Agent may deem necessary or desirable in order to perfect the interests contemplated by the Agreement.

(f) Acknowledgement copies or time stamped receipt copies of proper financing statements, if any, necessary to release all security interests and other rights of any Person in the (i) Receivables, Related Contracts or Related Security previously granted by the Borrower and the Originator and (ii) the collateral security referred to in Section 2.14.

(g) Completed requests for information, listing all effective financing statements, filed in the jurisdictions referred to in subsection (e) above that name the Borrower as debtor, together with copies of such other financing statements (none of which shall cover any Receivables, Related Contracts, Related Security or the collateral security referred to in Section 2.14.

(h) A certified copy of the organizational documents of the Borrower, and a certificate as to the good standing of the Borrower from such Secretary of State or other official, dated as of a recent date.

(i) An opinion from each of Weil, Gotshal & Manges, New York and Weil, Gotshal & Manges, London as to the legal, valid and binding nature of the New York and English law documents, respectively, each addressed to the Funding Agent and the Lenders, in form and substance reasonably acceptable to the Funding Agent.

(j) An opinion of Andersen Legal, addressed to the Funding Agent and the Lenders, in form and substance reasonably acceptable to the Funding Agent, regarding certain corporate matters in relation to each of the Borrowers.

(k) The Fee Letter duly executed by all parties thereto, and payment of all fees required to be paid on the Closing Date, and reimbursement of the Funding Agent and the Lenders for all costs and expenses of the closing of the transaction (including reasonable legal fees and costs).

(l) Each Transaction Document, the amendment agreement, in the agreed form, to be entered into in respect of the lease agreement dated 4 March 1999 between the Originator and IKON Office Solutions Dublin Limited, and the facilitation agreement to be entered into between J.H. Management Corporation, the Borrower and IKON Office Solutions, Inc., in respect of certain management services to be provided to the Borrower by Rochford Inc., in each case duly executed by all parties thereto.

(m) Satisfactory results of a review and audit by the Funding Agent of the Originator's collection, operating and reporting systems, Credit and Collection Policy, historical receivables data and accounts.

(n) The audited financial statements of the Servicer and its Subsidiaries prepared in accordance with GAAP on a consolidated and consolidating basis (consolidating statements need not be audited by such accountants) for the Servicer's financial year ending on 30 September 2000.

(o) A letter from each Rating Agency rating PARCO's Commercial Paper confirming its rating of PARCO's Commercial Paper or that such rating will not be withdrawn or downgraded after giving effect to the Agreement and the transactions contemplated hereby.

(p) An officer's certificate of (i) the Originator certifying that the representations and warranties of the Originator set forth in this Agreement and the IKON Loan Agreement and (ii) the Borrower certifying that the representations and warranties of the Borrower set forth herein, are true and correct in all material respects as of the Closing Date.

(q) A Servicer Report duly completed for the most recently completed Settlement Period.

(r)      The Borrower shall have entered into the PARCO Cap.

(s) Evidence that FX Hedging Agreements satisfactory to the Funding Agent are in place and effective.

2.       Additional Conditions  Precedent.  Each Incremental Borrowing after the
         initial   Incremental   Borrowing  shall  be  subject  to  the  further
         conditions precedent that:

(a) on or prior to the date of such Incremental Borrowing, the Servicer shall have delivered to the Funding Agent, in form and substance satisfactory to the Funding Agent, a completed Servicer Report dated within 30 days prior to the date of such Incremental Borrowing together with a listing by Obligor of all Receivables arising from a Related Contract and such additional information as may reasonably be requested by the Funding Agent;

(b) on the date of such Incremental Borrowing the following statements shall be true (and acceptance of the proceeds of such Incremental Borrowing shall be deemed a representation and warranty by the Borrower that such statements are then true):

      (i)   The  representations  and  warranties  of the Borrower  contained in
            Exhibit III are correct on and as of the date of such Incremental Borrowing as though made on and as of such date for which purposes paragraph (e) of Exhibit III shall be deemed to refer to the latest accounts delivered to the Funding Agent pursuant to paragraph (k) of
            Exhibit IV;

      (ii) The representations and warranties of the Originator contained in the Transaction Documents are correct on and as of the date of such Incremental Borrowing as though made on and as of such date;

      (iii) No event has occurred and is continuing, or would result from such Incremental Borrowing, that constitutes a Trigger Event or Potential Trigger Event;

      (iv) The Termination Date shall not have occurred or, in the case of Incremental Borrowings funded by PARCO, no PARCO Termination Event shall have occurred;

      (v)   The aggregate Outstanding Loans do not exceed the Funding Limit; and

      (vi) The Dollar Equivalent of the Outstanding Balance of all Eligible Receivables is not less than the Required Balance.

(c) the Funding Agent shall have received such other approvals, opinions or documents as it may reasonably request;

(d) the Funding Agent shall have received the list of the Related Contracts to which such Incremental Borrowing relates that is required to be delivered pursuant to paragraph (j) of Exhibit IV hereof;

(e) the PARCO Cap, or such other interest rate cap(s) acceptable to the Funding Agent, shall be in full force and effect;

(f) such Incremental Borrowing would not result in the Excess Spread in relation to the Funded Receivables falling below 3%;

(g) evidence that FX Hedging Agreements satisfactory to the Funding Agent are in place and effective; and

(h) such Incremental Borrowing would not result in the weighted average Yield in relation to the Funded Receivables falling below 5.75%.

                                   EXHIBIT III

                         REPRESENTATIONS AND WARRANTIES

Part A - Borrower

         The Borrower represents and warrants as follows:

      (a) The Borrower is a Delaware corporation duly formed and validly existing and in good standing under the laws of Delaware, and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified.

      (b) The execution, delivery and performance by the Borrower of the Transaction Documents (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene
(1) the Borrower's organizational documents, (2) any law, rule or regulation applicable to the Borrower, (3) any contractual restriction binding on or affecting the Borrower or the Borrower's property or (4) any order, writ, judgment, award, injunction or decree binding on or affecting the Borrower or the Borrower's property, and (iv) do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of the Borrower's properties (other than those created pursuant to the Transaction Documents); and no transaction contemplated by the Agreement requires compliance with any bulk sales act or similar law. Each of the Transaction Documents has been duly executed and delivered by the Borrower.

      (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of the Transaction Documents, except for the filing of the UCC financing statements which are referred to therein.

      (d) Each of the Transaction Documents constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms (subject to applicable bankruptcy, insolvency, liquidation and similar laws of general application and general equitable principles).

      (e) Since the date of its formation, there has not been a material adverse change in the business, operations, property or financial or other condition of the Borrower.

      (f) No proceeds of any Loan will be used to acquire any equity security of a class, which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

      (g) Each Receivable funded by the Conduit Lender to the Borrower hereunder is an Eligible Receivable on the date of the relevant Incremental Borrowing and in fact satisfies at such time the definition of "Eligible Receivable". The Borrower has the right to grant the security interest pursuant to Section 2.14 of the Agreement, free and clear of any Adverse Claim, other than the effect of the Agreement and the transactions contemplated hereby.

      (h) The principal place of business and chief executive office of it and the office where it keeps its records concerning the Receivables are located at the respective addresses identified on Exhibit VI.

      (i) The Borrower is not known by and does not use any tradename or doing-business-as name.

      (j) The Borrower was formed on 16 March, 2001 and has no Subsidiaries.

      (k) (i) The fair value of the property of the Borrower is greater than its total amount of liabilities, including contingent liabilities, (ii) the present fair saleable value of the assets of the Borrower is not less than the amount that will be required to pay all probable liabilities of the Borrower on its debts as they become absolute and matured, (iii) the Borrower does not intend to, and does not believe that it will, incur debts or liabilities beyond its abilities to pay such debts and liabilities as they mature and (iv) the Borrower is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which its property would constitute unreasonably small capital.

      (l) So far as the Borrower is aware, no relevant Obligor has threatened any action against the Originator for any failure on the part of the Originator to perform any such obligations or provisions.

Part B - Originator

The Originator represents and warrants as follows:

      (a) The balance sheets of the Originator and its Subsidiaries as at 30 September 2000 and the related statements of income and retained earnings of the Originator and its Subsidiaries for the fiscal year then ended, copies of which have been furnished to the Funding Agent, fairly present the financial condition of the Originator and its Subsidiaries as at such date and the results of the operations of Originator and its Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and since 30 September 2000 there has been no material adverse change in the business, operations, property or financial or other condition of the Originator (taken as a whole).

      (b) There is no pending or threatened action or proceeding affecting the Originator or any of its Subsidiaries before any court, governmental agency or arbitrator which would materially adversely affect the financial condition or operations, taken as a whole, of the Originator or any of its Subsidiaries or the ability of the Originator to perform its obligations under the Transaction Documents, or which purports to affect the legality, validity or enforceability of the Transaction Documents; neither the Originator nor any Subsidiary is in default with respect to any order of any court, arbitration or governmental body.

      (c) Each Servicer Report (if prepared by the Originator or one of its Affiliates, information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by or on behalf of the Originator to the Funding Agent or any Lender in connection with the Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Funding Agent or the Lenders, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

      (d) The Outstanding Balance with respect to each Receivable, as of the date of the relevant Loan for such Receivable, is correctly set forth on
Schedule II (as supplemented pursuant to Section 2.2)).

      (e) Schedule II (as supplemented pursuant to Section 2.2(a)) sets forth accurately and completely in all material respects, as of the date of the relevant Loan for such Receivable, the information with respect to each such Receivable transferred on such date.

      (f) Each Contract giving rise to a Receivable provides for Periodic Payments that will fully amortize such Receivable over the term of the Contract related thereto and the Borrower has not extended the maturity or adjusted the Outstanding Balance of any Receivable, or amended, modified or waived the terms of any Receivable or any Contract relating to any Receivable such that the interests of the Funding Agent or the Lenders would be materially and adversely affected thereby.

      (g) With respect to each Receivable funded hereunder, such Receivable is representative of all of the Receivables owned by the Originator.

      (h) The particulars of each Receivable are true and correct in all material respects and all such Receivables have been correctly categorised in the Originator's records in accordance with the provisions of the Consumer Credit Act 1974 as a regulated or an unregulated agreement thereunder, as the case may be.

      (i) Except as provided by the Consumer  Credit Act 1974 where  applicable,
(i) the obligations of the relevant Obligor under or in connection with any Receivable are not subject to any lien, right of rescission, counterclaim, set-off, defence or right of retention against the Originator, (ii) the performance of any of the terms of any such Receivable or the exercise of any rights thereunder will not render such Receivable unenforceable in whole or in part or subject to such lien, right of rescission, counterclaim, set-off, defence or right of retention and (iii) so far as the Originator is aware, no such lien, right of rescission, counterclaim, set-off, defence or right of retention has been asserted against the Originator in respect thereof.

      (j) No Receivable and in relation thereto any Contract has been terminated or, so far as the Originator is aware, rescinded.

      (k) No Receivable and in relation thereto any Contract has been varied or amended other than in accordance with the Credit and Collection Policy and no obligation of an Obligor in relation to the relevant Receivable has been rescheduled or an accommodation or arrangement has been arrived at as a result of a deterioration in the creditworthiness of an Obligor.

      (l) The Originator has performed all its obligations in all material respects under or in connection with each Receivable and has complied with all relevant provisions of the Consumer Credit Act 1974 in connection therewith (where applicable and save for any non-compliance the effect of which would not reduce the value of the relevant Receivable).

      (m) The Originator holds and, since prior to such time as the Originator first entered into any Receivable has held, a valid and current licence under the Consumer Credit Act 1974 (and no such licence has ever been revoked or suspended) which is in full force and effect and the Originator is not aware of any circumstance which indicates that such licence or registration are likely to be revoked.

      (n) The Originator is entered in the register maintained by the Data Protection Commissioner pursuant to the Data Protection Act 1998 and, since prior to such time as the Originator first entered into any Receivable, has either been so entered on such register or that maintained under the Data Protection Act 1984.

      (o) The Originator has maintained records relating to each Receivable which are accurate and complete in all material respects and which are sufficient to enable such Funded Receivable to be enforced against the relevant Obligor, and such records, which include an original of each Contract, are held by or to the order of the Borrower.

      (p) The Originator has not received notice or become aware of any act, omission or event such that any of the insurance policies relating to a Receivable might be rendered void or voidable or otherwise any way materially adversely affected.

      (q) The Originator is not aware of any default, breach or violation under any Receivable or, as the case may be, the Contract relating thereto (other than any default relating to the lateness in payment) or of any event which would constitute such a default, breach or violation.

      (r) No Obligor under a Receivable is bankrupt or dead.

      (s)  The  Originator  has  selected  the  Receivables  from  the  Eligible
Receivables which it owns in good faith and without any intention that the performance of the Receivables should in any way vary from that of its remaining receivables.

                                   EXHIBIT IV

                                    COVENANTS

         At all times from the date hereof to the later to occur of (i) the Termination Date or (ii) the date on which the Outstanding Loans have been reduced to zero, all accrued Interest and fees and all other amounts due and owing shall have been paid in full, in cash, unless the Funding Agent shall otherwise consent in writing:

                                Part A - Borrower

(a) Compliance with Laws, Etc. The Borrower will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges except to the extent that the failure so to comply with such laws, rules and regulations or the failure so to preserve and maintain such existence, rights, franchises, qualifications and privileges would not materially adversely affect the collectibility of the Receivables or the ability of the Borrower to perform its obligations under the Transaction Documents.

(b) Offices, Records and Books of Account. The Borrower will keep its principal place of business and chief executive office and the office where it keeps its records concerning the Receivables (and all original documents relating thereto) at the respective addresses set forth on
         Exhibit VI of the Agreement or, upon 30 days' prior written notice to the Funding Agent, at any other locations in jurisdictions where all actions reasonably requested by the Funding Agent to protect and perfect the interest in the Receivables have been taken and completed. The Borrower also will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables and Related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each Receivable).

(c) Further Action. The Borrower will from time to time, execute and deliver all further instruments and documents and take all further action that the Funding Agent may reasonably request in order to perfect, protect or more fully evidence the interest in the
         Receivables, the Related Contracts, and the Related Security and Collections with respect thereto or to enable the Funding Agent or any Lender to exercise or enforce any of its rights under the Transaction Documents. Without limiting the generality of the foregoing, the Borrower will, or will cause the Servicer to, upon the occurrence of a Trigger Event or Potential Trigger Event, (x) mark conspicuously each Related Contract with a legend, acceptable to the Funding Agent, evidencing that an interest in the Receivable has been transferred to the Funding Agent (for the benefit of the Lenders) under the Agreement; and (y) code the Servicer's master data processing records evidencing Receivables and Related Contracts to the foregoing effect. The Borrower hereby authorizes the Funding Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables and the Related Security without the signature of the Borrower where permitted by law. A photocopy or other reproduction of the Agreement shall be sufficient as a financing statement where permitted by law. If the Borrower fails after notice to perform any of its agreements or obligations under the Transaction Documents, the Funding Agent may (but shall not be required
         to)  itself  perform,  or  cause  performance  of,  such  agreement  or obligation, and the expenses of the Funding Agent incurred in connection therewith shall be payable as provided in the Agreement.

(d) Assembly of Documents. The Borrower will, or will cause the Servicer to, at the Funding Agent's request following the occurrence of a Trigger Event or Potential Trigger Event, (A) assemble all documents, instruments and other records (including, without limitation, computer tapes and disks) which evidence or relate to the Receivables, and the Related Contracts and Related Security, or which are otherwise necessary or desirable to collect the Receivables, and make the same available to the Funding Agent at a place selected by the Funding Agent or its designee, and (B) segregate all cash, checks and other instruments received by it or the Servicer from time to time constituting Collections of Receivables in a manner acceptable to the Funding Agent and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Funding Agent or its designee.

(e) Delivery of List of Related Contracts. The Borrower will on or prior to the date of each Incremental Borrowing, deliver to the Funding Agent a complete and accurate list of each Related Contract, together with the contract number, the name of the Obligor and the Outstanding Balance thereof.

(f) Reporting Requirements. The Borrower will provide to the Funding Agent (in multiple copies, if requested by the Funding Agent) the following:

      (i) as soon as available and in any event within 60 days after the end of the first three quarters of each fiscal year of the Originator, balance sheets of the Originator and its Subsidiaries as of the end of such quarter and statements of income and retained earnings of the Originator and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of the Originator;

      (ii) as soon as available and in any event within 120 days after the end of each fiscal year of the Originator, a copy of the annual report for such year for the Parent and the Annual Report for the Originator and its Subsidiaries, containing financial statements for such year audited by PricewaterhouseCoopers LLP, or other independent public accountants acceptable to the Funding Agent;

      (iii) as soon as possible and in any event within five Business Days after the occurrence of each Trigger Event or Potential Trigger Event, a statement of the chief financial officer of the Borrower setting forth details of such Trigger Event or Potential Trigger Event and the action that the Borrower has taken and proposes to take with respect thereto;

      (iv) promptly after the sending or filing thereof, copies of all reports that the Originator sends to any of its securityholders, and copies of all reports and registration statements that the Originator or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange;

      (v) promptly after the filing or receiving thereof, copies of all reports and notices that the Originator or any Affiliate of either thereof files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation of the U.S. Department of Labor or that the Originator or any Affiliate of either thereof receives from any of the foregoing or from any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which the Originator or any Affiliate of either thereof is or was, within the preceding five years, a contributing employer, in each case in respect of the assessment of withdrawal liability or an event or condition which could, in the aggregate, result in the imposition of liability on the Originator and/or any such Affiliate in excess of $5,000,000;

      (vi) at least ten Business Days prior to any change in the Borrower's name, a notice setting forth the new name and the effective date thereof;

      (vii) promptly, from time to time, such other information, documents, records or reports respecting the Receivables or the condition or operations, financial or otherwise, of the Borrower, the Originator or any of its subsidiaries as the Funding Agent may from time to time reasonably request;

      (viii)promptly after the Borrower obtains knowledge thereof, notice of any (a) litigation, investigation or proceeding which may exist at any time between the Borrower or the Originator and any governmental authority which, in either case, if not cured or if adversely determined, as the case may be, would have a material adverse effect on the business, operations, property or financial or other condition of the Borrower or the Originator; (b) litigation or proceeding adversely affecting the Borrower's ability to perform its obligations under the Transaction Documents or the Originator's ability to perform their obligations under the Transaction Documents or (c) litigation or proceeding adversely affecting the Borrower or the Originator in which in the case of the Originator, the amount involved is $10,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

      (ix) promptly after the occurrence thereof, notice of a material adverse change in the business, operations, property or financial or other condition of the Borrower or the Originator (taken as a whole);

      (x)   promptly after the Borrower obtains knowledge thereof, notice of any
            "Event  of   Termination",   "Incipient  Event  of  Termination"  or
            "Facility Termination Date" under the IKON Loan Agreement;

      (xi) so long as any Outstanding Loans shall be outstanding, as soon as possible and in any event no later than the day of occurrence thereof, notice that the Originator has stopped financing, pursuant to the IKON Loan Agreement, newly arising Receivables;

      (xii) at the time of the delivery of the financial statements provided for in clauses (i) and (ii) of this paragraph, a certificate of the chief financial officer or the treasurer of each Borrower to the effect that, to the best of such officer's knowledge, no Trigger Event or Potential Trigger Event has occurred and is continuing or, if any such Trigger Event or Potential Trigger Event has occurred and is continuing, specifying the nature and extent thereof; and

      (xiii)promptly after receipt thereof, copies of all notices received by the Borrower from the Originator under the IKON Loan Agreement.

(g) Separateness (1) The Borrower shall at all times be managed by an entity which has at least one independent director, who (x) is not currently and has not been during the five years preceding the date of the Agreement an officer, director or employee of an Affiliate of the Originator or any Other Corporation, (y) is not a current or former officer or employee of the Originator and (z) is not a stockholder of any Other Corporation or any of their respective Affiliates.

      (i) The Borrower shall not direct or participate in the management of any other entity's operations.

      (ii) The Borrower shall conduct its business from an office separate from that of the Other Corporations).

      (iii) The Borrower shall at all times be adequately capitalized in light of its contemplated business.

      (iv) The Borrower shall maintain its assets and transactions separately from those of any other entity and reflect such assets and transactions in financial statements separate and distinct from those of any other entity and evidence such assets and transactions by appropriate entries in books and records separate and distinct from those of any other entity. The Borrower shall hold itself out to the public under its own name as a legal entity separate and distinct from all other entities. The Borrower shall not hold itself out as having agreed to pay, or as being liable, primarily or secondarily, for, any obligations of any other entity.

      (v) The Borrower shall not become liable as a guarantor or otherwise with respect to any Debt or contractual obligation of any other entity.

      (vi) The Borrower shall not make any payment or distribution of assets with respect to any obligation of any other entity or grant an Adverse Claim on any of its assets to secure any obligation of any other entity.

      (vii) The Borrower shall not make loans, advances or otherwise extend credit to any other entity.

      (viii)The Borrower shall hold regular duly noticed meetings of its Board of Directors and make and retain minutes of such meetings.

      (ix) The Borrower shall not engage in any transaction with any of the Other Corporations, except as permitted by its organizational documents.

(h) Mergers, Etc. The Borrower will not merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets or capital stock or other ownership interest of, or enter into any joint venture or partnership agreement with, any Person, other than as contemplated by the Agreement and the IKON Loan Agreement.

(i) IKON Loan Agreement. The Borrower will not amend, waive or modify any provision of the IKON Loan Agreement or waive the occurrence of any "Event of Termination" under the IKON Loan Agreement, without in each case the prior written consent of the Funding Agent. The Borrower will perform all of its obligations under the IKON Loan Agreement in all material respects and will enforce the IKON Loan Agreement in accordance with its terms in all material respects.

(j) Nature of Business. The Borrower will not engage in any business other than the funding of Receivables, Related Security and Collections from the Originator and the transactions contemplated by the Agreement. The Borrower will not create or form any Subsidiary.

(k) Distributions, Etc. The Borrower will not declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any membership interest in it, or return any capital to its members as such, or purchase, retire, defease, redeem or otherwise acquire for value or make any payment in respect of any membership interest in it or any warrants, rights or options to acquire any such shares, now or hereafter outstanding; provided, however, that it may declare and pay cash distributions on its membership interests to its members so long as (i) no Trigger Event or Potential Trigger Event shall then exist or would occur as a result thereof, (ii) such distributions are in compliance with all applicable law including the law of the state of Delaware, and (iii) such distributions have been approved by all necessary and appropriate action of it.

(l) Debt. The Borrower will not incur any Debt, other than any Debt incurred pursuant to the Agreement and the IKON Loan Agreement.

(m) Access to the Borrower. Until the latest of the Termination Date, the date on which no Outstanding Loans of or Interest on any Receivable shall be outstanding or the date all other amounts owed by the Borrower hereunder to the Lenders or the Funding Agent are paid in full, the Borrower will, at its expense, from time to time during regular business hours as requested by the Funding Agent, permit the Funding Agent or its agents or representatives (including independent public accountants, which may be the Borrower's independent public accountants), (i) to conduct periodic audits of the Receivables, the Related Security and the related books and records and collections systems of the Borrower, (ii) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Borrower relating to Receivables and the Related Security, including, without limitation, the Contracts, and (iii) to visit the offices and properties of the Borrower for the purpose of examining such materials described in clause (ii) above, and to discuss matters relating to the Receivables and the Related Security or the Borrower's performance under the Transaction Documents or under the Contracts with any of the officers or employees of the Borrower having knowledge of such matters, in each case subject to the confidentiality provisions contained herein. In addition, upon the Funding Agent's request at least once per year, the Borrower will, at its expense, appoint independent public accountants (which may, with the consent of the Funding Agent, be the Borrower's regular independent public accountants), or utilize the Funding Agent's representatives or auditors, to prepare and deliver to the Funding Agent a written report with respect to the Receivables and the Credit and Collection Policy (including, in each case, the systems, procedures and records relating thereto) on a scope and in a form reasonably requested by the Funding Agent.

         (n) PARCO Cap: The Borrower shall at all times maintain in full force and effect the PARCO Cap and/or such other interest rate cap(s) acceptable to the Funding Agent.

         (o) IKON Loan Agreement. The Borrower shall not exercise any discretion it may have under the provisions of the IKON Loan Agreement without the prior consent of the Funding Agent.

                               Part B - Originator

(a) Access to the Originator. Until the latest of the Termination Date, the date on which no Outstanding Loans of or Interest on any Receivable shall be outstanding or the date all other amounts owed by the Borrower hereunder to the Lenders or the Funding Agent are paid in full, the Originator will, at its expense, from time to time during regular business hours as requested by the Funding Agent, permit the Funding Agent or its agents or representatives (including independent public accountants, which may be the Originator's independent public accountants), (i) to conduct periodic audits of the Receivables, the Related Security and the related books and records and collections systems of the Originator, (ii) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Originator relating to Receivables and the Related Security, including, without limitation, the Contracts, and (iii) to visit the offices and properties of the Originator for the purpose of examining such materials described in clause (ii) above, and to discuss matters relating to the Receivables and the Related Security or the Originator's performance under the Transaction Documents or under the Contracts with any of the officers or employees of the Originator having knowledge of such matters, in each case subject to confidentiality provisions contained herein.

(b) Performance and Compliance with Related Contracts and Credit and Collection Policy. The Originator will, at its expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Related Contracts, and timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the Related Contract.

(c) Sales, Liens, Etc. The Originator will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, its interest in any Receivable the subject of the Agreement or any Related Security, Related Contract or Collections, or assign any right to receive income in respect thereof in each case, other than in favour of the Lenders.

(d) Extension or Amendment of the Receivables. The Originator will not extend the maturity or adjust the Outstanding Balance of any Receivable or otherwise modify the terms of any Receivable other than in relation to a Permitted Termination, or amend, modify or waive any term or condition of any Related Contract such that the interests of the Funding Agent or the Lenders would be materially and adversely affected thereby.

(e) Change in Business or Credit and Collection Policy. (i) The Originator will not make any change in the character of its business, and (ii) the Originator will not make any change in the Credit and Collection Policy in each case that would materially adversely affect the collectibility of the Receivables or the ability of the Originator to perform its obligations under the Transaction Documents.

(f) Change in Payment Instructions to Obligors. The Originator will not make any change in its instructions to Obligors of Related Contracts regarding payments to be made to the Borrower unless the Funding Agent shall have received notice of and agreed to such addition, termination or change.

(g) Collections. At all times following the designation by the Funding Agent of any Designated Account, the Originator will deposit, or cause to be deposited, all Collections to such Designated Account.

(h) Deposits to Designated Accounts. The Originator will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Designated Account cash or cash proceeds other than Collections of Receivables

..
                                    EXHIBIT V

                                 TRIGGER EVENTS

         Each of the following, unless waived in writing by the Funding Agent (other than as set forth in clause (g) which cannot be waived), shall be a "Trigger Event":

(a) The Servicer (if the Originator or any of its Affiliates) (i) shall fail to perform or observe any term, covenant or agreement under the Agreement (other than as referred to in clause (ii) of this paragraph (a)) and such failure shall remain unremedied for three Business Days after receipt of notice or actual knowledge thereof or (ii) shall fail to make when due any payment or deposit to be made by it under the Agreement; or

(b) the Borrower or the Originator shall fail to make any payment required under Sections 2.3 or 4.2 of the Agreement; or

(c) Any representation or warranty made by the Borrower or the Originator (or any of their respective officers) under the Transaction Documents, or any information or report delivered by the Borrower or the Originator pursuant to the Transaction Documents shall prove to have been incorrect or untrue in any material respect when made or delivered; or

(d) The Borrower shall fail to perform or observe any other term, covenant or agreement contained in the Transaction Documents on its part to be performed or observed and any such failure shall remain unremedied for ten days after written notice thereof shall have been given to the Borrower by the Funding Agent or actual knowledge thereof; or

(e) The Originator shall fail to perform or observe any term, covenant or agreement contained in the Transaction Documents on its part to be performed or observed and any such failure shall remain unremedied for ten days after written notice thereof shall have been given to the Originator by the Funding Agent or actual knowledge thereof, (or, with respect to a failure to deliver the Servicer Report pursuant to Section 5.2 of the Agreement such failure shall remain unremedied for three days, without a requirement for notice); or

(f) Any member of the IKON Group or any Subsidiary thereof shall fail to pay any principal of or premium or interest on any of its Debt which is outstanding in a principal amount of at least $10,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to repay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

(g) Any member of the IKON Group or any Subsidiary thereof shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any such member or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian, administrator, examiner or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian, administrator, examiner or other similar official for, it or for any substantial part of its property) shall occur; or any member of the IKON Group or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this paragraph (f); or

(h) Any Loan shall for any reason cease to create, or the interest of the Funding Agent (for the benefit of the Lenders) in any Receivable shall for any reason cease to be, a valid and perfected first priority interest in each Receivable and the Security and Collections with respect thereto; or the security interest created pursuant to Section 2.14 shall for any reason cease to be a valid first priority security interest in the collateral security referred to in such Section; or

(i) As of the last day of any calendar month:(i) the Default Ratio averaged over the three-month period ending on such day exceeds 5% or (ii) the Delinquency Ratio averaged over the three-month period ending on such day exceeds 8%; or

(j) There shall have occurred any material adverse change in the business, operations, property or financial or other condition, taken as a whole, of the Originator since 30 September 2000 or the Borrower since the date of its formation; or there shall have occurred any event which may materially adversely affect the collectibility of the Receivables, the ability of the Servicer or the Borrower to collect the Receivables or the ability of the Originator or the Borrower to perform its respective obligations under the Transaction Documents; or

(k) (i) The total debt of Parent and its Consolidated Subsidiaries is equal to or greater than 60% of the sum of (a) the total debt of Parent and its Consolidated Subsidiaries plus (b) the consolidated minority interest obligations shown on the consolidated balance sheet of Parent and its Consolidated Subsidiaries plus, (c) the Consolidated Net Worth of Parent and its Consolidated Subsidiaries. For the purposes of calculating such ratio (x) Finance Leasing Subsidiaries shall be excluded from the definition of "Consolidated Subsidiaries", (y) any adjustments resulting from the application of SFAS 133 shall be excluded from shareholder's equity, and (z) in calculating the Consolidated Net Worth of Parent and its Consolidated Net Worth of Parent and its Consolidated Subsidiaries, non-recurring charges subsequent to June 30, 2001 shall be added back.

      (ii) For any quarter, the Fixed Charges Coverage Ratio of Parent is less than 1.35 to 1.00.

(l) An "Event of Termination" or "Facility Termination Date" shall occur under the IKON Loan Agreement, or the IKON Loan Agreement shall cease to be in full force and effect; or

(m) On the last day of any calendar month, (a) the Dollar Equivalent of the aggregate Outstanding Balance of all Eligible Receivables is less than (b) the Required Balance; or

(n) The  Borrower  shall fail to comply with the  covenant  contained  in clause
(f)(x) of Exhibit IV; or

      (o) The Borrower shall fail to maintain the PARCO Cap in accordance with terms of this Agreement;

      (p) The rating of the counterparty to the PARCO Cap falls below A-1 by S&P or P-1 by Moody's, unless a new counterparty with such rating, or such other interest rate hedging arrangement as may be acceptable to the Funding Agreement, is in place within 10 Business Days; or

      (q)   The Excess Spread in relation to the Funded  Receivables falls below
            3%.

                                   EXHIBIT VI

                            PLACE OF BUSINESS/RECORDS



         The principal place of business and chief executive offices of the Borrower are located at:

                         c/o J.H. Management Corporation
                                  P.O. Box 4024
                             One International Place
                                    Room 569
                                Boston, MA 02110
                                       USA

         The original records concerning the Receivables (and all original documents related thereto) are located at the offices of the Servicer at:

                                   IKON House
                               Ullswater Crescent
                                    Coulsdon
                                 Surrey CR5 2EQ

                                     ANNEX A

                                FORM OF CONTRACT

                                     ANNEX B

                             FORM OF SERVICER REPORT

                                    ANNEX C-1

                          FORM OF REVOLVING CREDIT NOTE



$____________                                               [        ] , 2001

         Reference is made to the Asset Backed Loan Agreement, dated as of 30 March, 2001 (as amended, supplemented or otherwise modified and in effect from time to time, the "Agreement"), by and among ROCHFORD, INC. as borrower (in such capacity, the "Borrower"), PARK AVENUE RECEIVABLES CORPORATION (in such capacity the "Conduit Lender"), certain APA Banks (together with the Conduit Lender, the "Lenders") IKON CAPITAL PLC as "Originator" and "Servicer" and JPMorgan Chase Bank ("Chase"), as Funding Agent (in such capacity (the "Funding Agent"). Terms defined in the Agreement, or incorporated therein by reference, are used herein as therein defined.

         The Borrower, for the value received, hereby promise to pay to the order of the Lenders, at [ ] or such other office as the Lenders may designate, the principal amount of $[ ], or if less, the unpaid principal amount of all Loans outstanding and owing to the Lenders under the Agreement. Each Loan shall be due and payable as provided in the Agreement. The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding, at such interest rate and on such dates as are determined pursuant to the Agreement. All such principal and interest shall be payable in lawful money of the United States of America in same day funds in [ ].

         Each Loan by the Borrower from the Lenders, and each reduction or increase in the Outstanding Loans in respect of each Loan evidenced hereby, shall be indicated by the Funding Agent on the grid attached hereto which is part of this Note.

         This Note is made without recourse except as otherwise provided in the Agreement.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, each of the undersigned has caused this Note to be duly executed and delivered by its duly authorized officer as of the date first above written.

                                 ROCHFORD, INC.



                                            By:      ____________________
                                                     Name:
                                                     Title:

                                    ANNEX C-2

                            FORM OF LOAN CERTIFICATE



                             Principal Amount            Payments or
                                  of Loan              Prepayments of         Balance Outstanding      Notation Made By
     Date of Loan                                         Principal
------------------------    --------------------    ----------------------    --------------------     -----------------








                                     ANNEX D

                             FORM OF PAYDOWN NOTICE

                                ___________, ____

JPMorgan Chase Bank
4 New York Plaza,
6th Floor
New York, NY 10004
Attention: Christopher Lew



Ladies and Gentlemen:

         Reference is hereby made to the Asset Backed Loan Agreement dated as of 30 March 2001 (as amended, supplemented or otherwise modified, the "Asset Backed Loan Agreement"), among Rochford, Inc. as Borrower, IKON Capital Plc as Originator and Servicer, PARCO as Conduit Lender and JPMorgan Chase Bank as Funding Agent. Capitalized terms used in this Paydown Notice and not otherwise defined herein shall have the meanings assigned thereto in the Asset Backed Loan Agreement.

         This letter constitutes a Paydown Notice pursuant to Section 2.3 of the Asset Backed Loan Agreement. The Borrower desires to reduce the Outstanding Loans on _________, ______1 by the application of $________ in cash to pay the Outstanding Loans and Interest accrued to and to accrue (until such cash can be used to pay Commercial Paper notes) with respect to such Outstanding Loans, together with all costs related to such reduction of Outstanding Loans.

         We hereby  confirm that the  requirements  of Section 2.3(f) hereof and
Section 8.2 of the Debenture have been complied with.

         IN WITNESS WHEREOF, the undersigned has caused this Paydown Notice to be executed by its duly authorized officer as of the date first above written.

                                            ROCHFORD, INC.

                                            By: _______________________
                                            Name:
                                            Title:




--------
1 Notice must be given at least ten Business Days' prior to the requested paydown date, in the case of reductions in excess of $25,000,000 or at least two Business Days' prior to the requested paydown date, in the case of reductions of $25,000,000 or less.


                                       61